                                                                  EXHIBIT 10.15


                                CREDIT AGREEMENT


THIS CREDIT AGREEMENT (as amended, restated and supplemented from time to time, this "AGREEMENT") between COLLEGIATE PACIFIC, INC., a Delaware Corporation ("BORROWER"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("BANK") is dated effective as of June 30, 1999 ("AGREEMENT EFFECTIVE DATE").

1.   LOANS AND LETTERS OF CREDIT.
CREDIT COMMITMENT 1.1.A Subject to the terms and conditions of this Agreement, Bank agrees to make loans ("Loans") to Borrower and issue Letters of Credit for the account of Borrower and allow Borrower to incur L/C Obligations from time to time before the Termination Date not to exceed at any one time outstanding the Commitment. "COMMITMENT" means the lesser of the Borrowing Base or $2,000,000.00 ("MAXIMUM AMOUNT") "CREDIT" means collectively Loan or Loans, Applications and/or Letters of Credit. "USED CREDIT" means the sum of all outstanding Loans and all L/C Obligations. Subject to the terms of this Agreement Borrower has the right to borrow, repay and reborrow. Chapter 346 of the Texas Finance Code (which governs certain revolving loan accounts) will not apply to the Note, any Loan or any other Credit described in this Agreement.

LOANS 1.1.B Loans may only be used for working capital and payment on Applications. Loans will be evidenced by, and will bear interest and be payable as provided in, the Revolving Promissory Note of Borrower dated the Agreement Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "NOTE"). "TERMINATION DATE" means the earlier of: (a) October 31, 2001; or (b) the date specified by Bank pursuant to Section 6.1 hereof.

LETTERS OF CREDIT 1.1.C Bank shall issue letters of credit, subject to the restrictions in this Agreement, up to one (1) month prior to the Termination Date for the account of Borrower and in favor of such Person or Persons as may be designated by Borrower upon an application substantially in the form of the L/C Addendum attached to this Agreement or other application in Proper Form ("APPLICATION" or "APPLICATIONS"), duly completed and executed by Borrower not less than two (2) Business Days prior to the date on which the letter of credit is to be issued. "LETTER OF CREDIT" means a Letter of Credit or Letters of Credit issued by Bank upon an Application of Borrower. No Letter of Credit shall have an expiry date later than a date 1 month prior to the Termination Date and if a commercial Letter of Credit, it shall not exceed a term of 90 days. Letters of Credit may be commercial or standby. "L/C OBLIGATIONS" means the sum of (a) the face amount of all outstanding Letters of Credit less any drawings that have been paid by Borrower either with a Loan or other means acceptable to Bank and (b) any other amounts owing to Bank under the Applications not already included in (a). Borrower will pay a fee in an amount equal to the greater of: (a) one quarter of one percent (1/4%) per annum per quarter or fraction thereof on the face amount of the Letter of Credit and (b) Bank's minimum fee in effect on the issue date of the Letter of Credit. The fee shall be paid to the Bank at its main offices to the attention of the Manager, Documentary Services Division prior to the issuance of the Letter of Credit. Bank may at any time, but is not required to, make a Loan without prior notice to Borrower to pay any drawing under a Letter of Credit and to pay any L/C Obligation. L/C Obligations shall never exceed $200,000.00 ("LETTER OF CREDIT SUBLIMIT").

BORROWING BASE 1.2 The BORROWING BASE will be the amount shown as the BORROWING BASE on the most recent Borrowing Base Report, subject to verification by Bank and calculated using the eligibility criteria, borrowing base factors and dollar ceilings for various components specified in the attached Exhibit A, incorporated herein by reference.

REQUIRED PAYMENT 1.3 If the Used Credit at any time exceeds the Borrowing Base then in effect, Borrower must immediately make a payment on the Note in an amount sufficient to reduce the Used Credit to an amount no greater than the Borrowing Base. Payment shall be accompanied by any prepayment charge required by the Note and shall be due concurrently with the Borrowing Base Report. If a negative Amount Available for Borrowing under the Borrowing Base remains after the Note balance is reduced to zero (that is, L/C Obligations exceed the Borrowing Base), Borrower shall provide cash collateral for L/C Obligations in an amount sufficient to eliminate the deficiency.

COMMITMENT FEE 1.4 Borrower will pay a commitment fee (computed on the basis of the actual number of days elapsed in a year comprised of 360 days) of 1/2 % per annum on the daily average difference between the Maximum Amount and the Used Credit from the date hereof to the Termination Date. The Commitment fee is due and payable quarterly beginning the first day of the second quarter following the Agreement Effective Date.

PAST DUE AMOUNTS 1.5 Each amount due to Bank in connection with the Loan Documents will bear interest from its due date until paid at the Highest Lawful Rate unless the applicable Loan Document provides otherwise.

CAPITAL ADEQUACY 1.6 If Bank determines after the date of this Agreement that any change in any Legal Requirement regarding capital adequacy, or any change in the interpretation or administration thereof by any appropriate governmental authority, or compliance with any request or directive to Bank regarding capital adequacy (whether or not having the force of law) of any such agency, increases the capital required to be maintained with respect to any Credit and therefore reduces the rate of return on Bank's capital below the level Bank could have achieved but for such change or compliance (taking into consideration Bank's policies with respect to capital adequacy), then Borrower will pay to Bank from time to time, within 15 days of Bank's request, any additional amount required to compensate Bank for such reduction. Bank will request any additional amount by delivering to Borrower a certificate of Bank setting forth the amount necessary to compensate Bank. The certificate will be conclusive and binding, absent manifest error. Bank may make any assumptions, and may use any allocations of costs and expenses and any averaging and attribution methods, which Bank in good faith finds reasonable.

SECURITY INTERESTS 1.7 The Obligations (hereafter defined) are secured by, among other collateral, a first priority and continuing security interest in all the accounts and other property described in a Security Agreement - Accounts and General Intangibles executed by Borrower effective as of June 30, 1999; all inventory and other property described in the Security Agreement - Inventory executed by Borrower effective as of June 30, 1999; General Security Agreement dated effective June 30, 1999 executed by Product Merchandising, Inc. (each and all of said security agreements "Security Agreements"). The Obligations also are secured by each of the Continuing Guaranties ("Guaranties") executed by each of Michael Blumenfeld, and Product Merchandising, Inc. (each a "Guarantor").

2.   CONDITIONS PRECEDENT.
ALL CREDITS 2.1 Bank is not obligated to make any Loan or issue any Letter of Credit unless: (a) Bank has received the following, duly executed and in Proper
Form: (1) a Request for Credit, substantially in the form of Exhibit B, not later than one (1) Business Day before the date (which shall also be a Business
Day) of the proposed Loan or two (2) Business Days before the proposed issuance of a Letter of Credit together with an Application in Proper Form; provided however, Bank may accept and act upon verbal requests received from Borrower's representative reasonably believed by Bank to be authorized to make such requests; (2) a Borrowing Base Report within the time required by this Agreement; and (3) such other documents as Bank reasonably may require; (b) no Event of Default exists; (c) the making of the Loan or issuance of the Letter of Credit is not prohibited by, or subjects Bank to any penalty or onerous condition under any Legal Requirement; (d) delivery to Bank of that certain Liquidity Maintenance Agreement dated June 30, 1999 executed by Michael Blumenfeld and the Exhibit A completed and submitted from time to time as required by the terms of said agreement and the terms thereof are maintained and verified; (e) receipt of landlord subordination agreements or landlord waivers all in Proper Form from each landlord where any collateral of the Security Agreements is located;



                               Page 1 of 7 Pages
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Credit Agreement
June 30, 1999
Collegiate Pacific, Inc.

and (f) receipt of subordination agreements in Proper Form executed by the Shareholders of Borrower subordinating all debt now or hereafter owing from Borrower to Shareholders and all debt subordinated shall be Subordinated Debt (hereinafter defined) to all Bank Indebtedness.

FIRST CREDIT 2.2 In addition to the matters described in the preceding section, Bank will not be obligated to make the first Loan or issue the first Letter of Credit unless Bank has received all of the Loan Documents specified on Annex I in Proper Form.

3. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Agreement and to make the Loans and issue Letters of Credit, Borrower represents and warrants as of the Agreement Effective Date and the date of each Request for Credit that each of the following statements is and shall remain true and correct throughout the term of this Agreement:

ORGANIZATION AND STATUS 3.1 Borrower and each Subsidiary of Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; has all power and authority to conduct its business as presently conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable. Borrower has no Subsidiary other than those listed on Annex II and each Subsidiary is owned by Borrower in the percentage set forth on Annex II. If Borrower is subject to the Texas Revised Partnership Act ("TRPA"), Borrower agrees that Bank is not required to comply with Section 3.05(d) of TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property.

FINANCIAL STATEMENTS 3.2 All financial statements delivered to Bank are complete and correct and fairly present, in accordance with generally accepted accounting principles, consistently applied ("GAAP"), the financial condition and the results of operations of Borrower and each Subsidiary of Borrower as at the dates and for the periods indicated. No material adverse change has occurred in the assets, liabilities, financial condition, business or affairs of Borrower or any Subsidiary of Borrower since the dates of such financial statements. Neither Borrower nor any Subsidiary of Borrower is subject to any instrument or agreement materially and adversely affecting its financial condition, business or affairs.

ENFORCEABILITY 3.3 The Loan Documents are legal, valid and binding obligations of the Parties enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally. The execution, delivery and performance of the Loan Documents have all been duly authorized by all necessary action; are within the power and authority of the Parties; do not and will not violate any Legal Requirement, the Organizational Documents of the Parties or any agreement or instrument binding or affecting the Parties or any of their respective Property.

COMPLIANCE 3.4 Borrower and each Subsidiary of Borrower has filed all applicable tax returns and paid all taxes shown thereon to be due, except those for which extensions have been obtained and those which are being contested in good faith and for which adequate reserves have been established. Borrower and each Subsidiary of Borrower is in compliance with all applicable Legal Requirements and manages and operates (and will continue to manage and operate) its business in accordance with good industry practices. Neither Borrower nor any Subsidiary of Borrower is in default in the payment of any other indebtedness or under any agreement to which it is a party. The Parties have obtained all consents of and registered with all Governmental Authorities or other Persons required to execute, deliver and perform the Loan Documents.

LITIGATION 3.5 Except as previously disclosed to Bank in writing, there is no litigation or administrative proceeding pending or, to the knowledge of Borrower, threatened against, nor any outstanding judgment, order or decree affecting Borrower or any Subsidiary of Borrower before or by any Governmental Authority.

TITLE AND RIGHTS 3.6 Borrower and each Subsidiary of Borrower has good and marketable title to its Property, free and clear of any Lien except for Liens permitted by this Agreement and the other Loan Documents. Except as otherwise expressly stated in the Loan Documents or permitted by this Agreement, the Liens of the Loan Documents will constitute valid and perfected first and prior Liens on the Property described therein, subject to no other Liens whatsoever. Borrower and each Subsidiary of Borrower possesses all permits, licenses, patents, trademarks and copyrights required to conduct its business. All easements, rights-of-way and other rights necessary to maintain and operate Borrower's Property have been obtained and are in full force and effect.

REGULATION U; BUSINESS PURPOSE 3.7 None of the proceeds of any credit provided under this Agreement will be used to purchase or carry, directly or indirectly, any margin stock or for any other purpose which would make this credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. All credit provided under this Agreement will be used for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use or primarily for agricultural purposes as such terms are used in the Texas Finance Code Chapter 303.

ENVIRONMENT 3.8 Borrower and each Subsidiary of Borrower have complied with applicable Legal Requirements in each instance in which any of them have generated, handled, used, stored or disposed of any hazardous or toxic waste or substance, on or off its premises (whether or not owned by any of them). Neither Borrower nor any Subsidiary of Borrower has any material contingent liability for non-compliance with environmental or hazardous waste laws. Neither Borrower nor any Subsidiary of Borrower has received any notice that it or any of its Property or operations does not comply with, or that any Governmental Authority is investigating its compliance with, any environmental or hazardous waste laws.

INVESTMENT COMPANY ACT/PUBLIC UTILITY HOLDING COMPANY ACT 3.9 Neither Borrower nor any Subsidiary of Borrower is an "investment company" within the meaning of the Investment Company Act of 1940 or a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

STATEMENTS BY OTHERS 3.10 All statements made by or on behalf of Borrower, any Subsidiary of Borrower or any other of the Parties in connection with any Loan Document constitute the joint and several representations and warranties of Borrower hereunder.

YEAR 2000 3.11 Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Borrower's and its Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's or its Subsidiaries' systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by August 31, 1999. Thereafter, Borrower and its Subsidiaries' will continue to monitor the year 2000 readiness of their critical consultants, vendors and suppliers and upon determination that such critical consultants, vendors and suppliers are not year 2000 ready, Borrower and its Subsidiaries' will take appropriate actions in order that delivery of services will not be interrupted. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in an Event of Default.

4. AFFIRMATIVE COVENANTS. Borrower agrees to do, and if necessary cause to be done, and cause its Subsidiaries to do, each of the following:



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Credit Agreement
June 30, 1999
Collegiate Pacific, Inc.


CORPORATE FUNDAMENTALS 4.1 (a) Pay when due all taxes and governmental charges of every kind upon it or against its income, profits or Property, unless and only to the extent that the same shall be contested in good faith and adequate reserves have been established therefor; (b) Renew and keep in full force and effect all of its licenses, permits and franchises; (c) Do all things necessary to preserve its corporate existence and its qualifications and rights in all jurisdictions where such qualification is necessary or desirable; (d) Comply with all applicable Legal Requirements; and (e) Protect, maintain and keep in good repair its Property and make all replacements and additions to its Property as may be reasonably necessary to conduct its business properly and efficiently.

INSURANCE 4.2 Maintain insurance with such reputable financially sound insurers, on such of its Property and personnel, in such amounts and against such risks as is customary with similar Persons or as may be reasonably required by Bank, and furnish Bank satisfactory evidence thereof promptly upon request. These insurance provisions are cumulative of the insurance provisions of the other Loan Documents. Bank must be named as a beneficiary, loss payee or additional insured of such insurance as its interest may appear and Borrower must provide Bank with copies of the policies of insurance and a certificate of the insurer that the insurance required by this section may not be canceled, reduced or affected in any manner without 30 days' prior written notice to Bank.

FINANCIAL INFORMATION/BORROWING BASE REPORT 4.3 (a) Furnish to Bank in Proper Form (i) the financial statements prepared in conformity with GAAP on consolidated and consolidating bases and the other information described in, and within the times required by, Exhibit C, Reporting Requirements, Financial Covenants and Compliance Certificate attached hereto and incorporated herein by reference; (ii) the Borrowing Base Report substantially in the form of, and within the time required by, Exhibit A along with the other information required by Exhibit A to be submitted; (iii) within the time required by Exhibit C, Exhibit C signed and certified by the chief financial officer or president of Borrower; (b) Borrower will not change its fiscal year; (c) promptly after such request is submitted to the appropriate Governmental Authority, any request for waiver of funding standards or extension of amortization periods with respect to any employee benefit plan; (d) verification of Guarantor Michael Blumenfeld's compliance with the Liquidity Maintenance Agreement dated effective June 30, 1999 (e) copies of special audits, studies, reports and analyses prepared for the management of Borrower by outside parties and (f) such other information relating to the financial condition and affairs of Borrower and guarantors or any other Obligor and their Subsidiaries as Bank may request from time to time in its discretion.

MATTERS REQUIRING NOTICE 4.4 Notify Bank immediately, upon acquiring knowledge of (a) the institution or threatened institution of any lawsuit or administrative proceeding which, if adversely determined, might adversely affect Borrower or any Subsidiary or any other Obligor; (b) any material adverse change in the assets, liabilities, financial condition, business or affairs of Borrower or any Subsidiary or any other Obligor; (c) any Event of Default; or (d) any reportable event or any prohibited transaction in connection with any employee benefit plan.

INSPECTION 4.5 Permit Bank and its affiliates to inspect and photograph its Property, to examine and copy its files, books and records, and to discuss its affairs with its officers and accountants, at such times and intervals and to such extent as Bank reasonably desires.

ASSURANCES 4.6 Promptly execute and deliver any and all further agreements, documents, instruments, and other writings that Bank may request to cure any defect in the execution and delivery of any Loan Document or more fully to describe particular aspects of the agreements set forth or intended to be set forth in the Loan Documents.

CERTAIN CHANGES 4.7 Notify Bank at least 30 days prior to the date that any of the Parties changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records or the location of any of the Collateral.

EXHIBIT C 4.8 Comply with each of the other affirmative covenants set forth in Exhibit C.

SUBSIDIARIES' GUARANTIES AND SECURITY AGREEMENTS 4.9 Promptly deliver to Bank continuing unconditional and irrevocable corporate guaranties of payment of all Obligations in Proper Form as well as General Security Agreements covering all assets in Proper Form for all current and future Subsidiaries of Borrower reflecting a pledge of all assets as Collateral for all Obligations.

SUBORDINATION OF SHAREHOLDER INDEBTEDNESS 4.10 All shareholder Indebtedness will be subordinated to Bank Indebtedness in Proper Form. Borrower may make a principal payment on such shareholder Indebtedness up to the amount of $500,000.00 plus accrued interest as reported through April 30, 1999; thereafter, Borrower will be permitted to make principal and interest payments on such shareholder Indebtedness so long as such principal and interest payments do not exceed 50% of Borrower's Net Income on or to any Event of Default. No payments whether principal or interest will be permitted following any Event of Default.

5. NEGATIVE COVENANTS. The Borrower will not, and no Subsidiary of Borrower will:

INDEBTEDNESS 5.1 Create, incur, or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to, any Indebtedness, contingent or otherwise unless there is a permitted amount set forth in Exhibit C, except: (a) Indebtedness to Bank, or secured by Liens permitted by this Agreement, or otherwise approved in writing by Bank, and renewals and extensions (but not increases) thereof; and (b) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms.

LIENS 5.2 Create or permit to exist any Lien upon any of its Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its accounts or other Property, except: (a) Liens, not for borrowed money, arising in the ordinary course of business; (b) Liens for taxes not delinquent or being contested in good faith by appropriate proceedings; (c) Liens in effect on the date hereof and disclosed to Bank in writing, so long as neither the indebtedness secured thereby nor the Property covered thereby increases; and (d) Liens in favor of Bank, or otherwise approved in writing by Bank. Notwithstanding anything to the contrary herein, Borrower will not, and no Subsidiary of Borrower will permit any Lien on any inventory that secures the Loans unless Bank shall provide Borrower with Bank's prior written consent.

FINANCIAL AND OTHER COVENANTS 5.3 Fail to comply with the required financial covenants and other covenants described, and calculated as set forth, in Exhibit C. Unless otherwise provided on Exhibit C, all such amounts and ratios will be calculated: (a) on the basis of GAAP; and (b) on a consolidated basis. Compliance with the requirements of Exhibit C will be determined as of the dates of the financial statements to be provided to Bank.

CORPORATE CHANGES 5.4 In any single transaction or series of transactions, directly or indirectly: (a) liquidate or dissolve; (b) be a party to any merger or consolidation; (c) sell or dispose of any interest in any of its Subsidiaries, or permit any of its Subsidiaries to issue any additional equity other than to Borrower; (d) sell, convey or lease all or any substantial part of its assets, except for sale of inventory in the ordinary course of business; or (e) permit any change in ownership of Borrower.



                               Page 3 of 7 Pages

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Credit Agreement
June 30, 1999
Collegiate Pacific, Inc.


RESTRICTED PAYMENTS 5.5 Unless otherwise permitted on Exhibit C, at any time:
(a) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interest in excess of 50% of Borrower's Net Income; (b) declare or pay any dividend in excess of 50% of Borrower's Net Income (except stock dividends and dividends paid to Borrower); (c) make any other distribution or contribution of any Property or cash or obligation to owners of an equity interest or to a Subsidiary in their capacity as such, including any principal and interest payments on Subordinated Debt and any such principal and interest payments on Subordinated Debt shall not exceed 50% of Borrower's Net Income; (d) make any capital expenditures in excess of $100,000.00 in the aggregate for Borrower and its Subsidiaries during any fiscal year; or (e) make any payments on Subordinated Debt after an y Event of Default has occurred.

NATURE OF BUSINESS; MANAGEMENT 5.6 Change the nature of its business or enter into any business which is substantially different from the business in which it is presently engaged, or permit any material change in its management.

AFFILIATE TRANSACTIONS 5.7 Enter into any transaction or agreement with any Affiliate except upon terms substantially similar to those obtainable from wholly unrelated sources.

SUBSIDIARIES 5.8 Form, create or acquire any Subsidiary without giving prior notice to Bank and without providing continuing guaranties of payment and security agreements in Proper Form to Bank in compliance with Section 4.9 of this Agreement.

LOANS AND INVESTMENTS 5.9 Unless otherwise provided on Exhibit C, make any advance, loan, extension of credit, or capital contribution to or investment in, or purchase, any stock, bonds, notes, debentures, or other securities of, any Person, except: (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition; (b) fully insured (unless with Bank) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000.00; and (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service.

6.   EVENTS OF DEFAULT AND REMEDIES.
EVENTS OF DEFAULT 6.1 Each of the following is an "EVENT OF DEFAULT":

(a) Any Obligor fails to pay any principal of or interest on the Note, any Application or any other Obligation under any Loan Document as and when due; or

(b) Any Obligor or any Subsidiary of Borrower fails to pay at maturity, or within any applicable period of grace, any principal of or interest on any other borrowed money obligation or fails to observe or perform any term, covenant or agreement contained in any agreement or obligation by which it is bound; or

(c) Any representation or warranty made in connection with any Loan Document was incorrect, false or misleading when made; or

(d) Any Obligor violates any covenant contained in any Loan Document; or

(e) An event of default occurs under any other Loan Document; or

(f) Final judgment for the payment of money is rendered against Obligor or any Subsidiary of Borrower and remains undischarged for a period of 30 days during which execution is not effectively stayed; or

(g) The sale, encumbrance or abandonment (except as otherwise expressly permitted by this Agreement) of any of the Collateral or the making of any levy, seizure, garnishment, sequestration or attachment thereof or thereon; or the loss, theft, substantial damage, or destruction of any material portion of such Property; or

(h) Any order is entered in any proceeding against Borrower or any Subsidiary of Borrower decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for 30 days; or

(i) Any Obligor or any subsidiary of Borrower makes a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, insolvency, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or any such petition or application shall be filed or any such proceeding shall be commenced against any Obligor or any subsidiary of Borrower and the Obligor or such subsidiary by any act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of any Obligor or any subsidiary of Borrower or granting relief to any Obligor or any subsidiary of Borrower or approving the petition in any such proceeding, and such order shall remain in effect for more than 30 days; or any Obligor or any subsidiary of Borrower shall fail generally to pay its debts as they become due or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its property which is not released, stayed, bonded or vacated within 30 days after its issue or levy; or

(j) Any Obligor or any Subsidiary of Borrower conceals or removes any part of its Property, with intent to hinder, delay or defraud any of its creditors, makes or permits a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or

(k) A material adverse change occurs in the assets, liabilities, financial condition, business or affairs of any Obligor or any Subsidiary of Borrower; or

(l) Any change occurs in the ownership of Borrower; or

(m) Any individual Obligor dies or any Obligor that is not an individual dissolves.

IF ANY EVENT OF DEFAULT OCCURS, then Bank may do any or all of the following:
(1) declare the Obligations to be immediately due and payable without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived; (2) without notice to any Obligor, terminate the Commitment and accelerate the Termination Date; (3) set off, in any order, against the indebtedness of Borrower under the Loan Documents any debt owing by Bank to Borrower (whether such debt is owed individually or jointly), including, but not limited to, any deposit account, which right is hereby granted by Borrower to Bank; and (4) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise.

REMEDIES CUMULATIVE 6.2 No remedy, right or power of Bank is exclusive of any other remedy, right or power now or hereafter existing by contract, at law, in equity, or otherwise, and all remedies, rights and powers are cumulative.

7.   MISCELLANEOUS.
NO WAIVER 7.1 No waiver of any default or Event of Default will be a waiver of any other default or Event of Default. No failure to exercise or delay in exercising any right or power under any Loan Document will be a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power. The making of any Loan or the issuance of any Letter of Credit during either the existence of any default or Event of Default, or subsequent to the occurrence of an Event of Default will not be a waiver of any such default or Event of Default. No amendment, modification or waiver of any Loan Document will be effective unless the same is in writing and signed by the Person against whom such amendment, modification or waiver is sought to be enforced. No notice to or demand on any Person shall entitle any Person to any other or further notice or demand in similar or other circumstances.

NOTICES 7.2 All notices required under the Loan Documents shall be in writing and either delivered against receipt therefor, or mailed by registered or certified mail, return receipt requested, in each case addressed to the address shown on the signature page hereof or to such other



                               Page 4 of 7 Pages

Credit Agreement
June 30, 1999
Collegiate Pacific, Inc.


address as a party may designate. Except for the notices required by each of Sections 2.1and 5.8, which shall be given only upon actual receipt by Bank, notices shall be deemed to have been given (whether actually received or not) when delivered (or, if mailed, on the next Business Day).

GOVERNING LAW/ARBITRATION 7.3 (a) UNLESS OTHERWISE SPECIFIED THEREIN, EACH LOAN DOCUMENT IS GOVERNED BY TEXAS LAWS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. To the maximum extent permitted by law, any controversy or claim arising out of or relating to the Obligations or any Loan Document, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Loan Documents, shall, at the request of any party to the Obligation or Loan Documents (either before or after the commencement of judicial proceedings), be settled by mandatory and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA Rules") and pursuant to Title 9 of the United States Code, or if Title 9 does not apply, the Texas General Arbitration Act. In any arbitration proceeding: (i) all statutes of limitations which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in the city in which the office of Bank originating the Obligation is located, by a single arbitrator if the amount in controversy is $1 million or less, or by a panel of three arbitrators if the amount in controversy (including but not limited to all charges, principal, interest fees and expenses) is over $1 million. Arbitrators are empowered to resolve any controversy by summary rulings substantially similar to summary judgments and motions to dismiss. Arbitrators may order discovery conducted in accordance with the Federal Rules of Civil Procedures. All arbitrators will be selected by the process of appointment from a panel, pursuant to the AAA Rules. Any award rendered in the arbitration proceeding will be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

(b) If any party to the Obligation or Loan Documents files a proceeding in any court to resolve any controversy or claim, such action will not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section or that of any other claim or controversy, and the court shall, upon motion of any party to the proceeding, direct that the controversy or claim be arbitrated in accordance with this Section.

(c) No provision of, or the exercise of any rights under, this Section shall limit or impair the right of any party to the Loan Documents before, during or after any arbitration proceeding to: (i) exercise self-help remedies including but not limited to setoff or repossession; (ii) foreclose any Lien on or security interest in any Collateral; or (iii) obtain relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or Collateral including, but not limited to attachments, garnishments, sequestrations, appointments of receivers, injunctions or other relief to preserve the status quo.

(d) To the maximum extent permitted by applicable law and the AAA Rules, neither Bank nor any Obligor or any Affiliate, officer, director, employee, attorney, or agent of either shall have any liability with respect to, and Bank and each Obligor waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental and consequential damages suffered or incurred by such Person in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents. Each of Bank and each Obligor waives, releases, and agrees not to sue each other or any of their Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Nothing contained herein, however, shall be construed as a waiver of any Obligor's or the Bank's right to compel arbitration of disputes pursuant to subparagraphs (a) and (b), above.

(e) Nothing herein shall be considered a waiver of the right or protections afforded Bank by 12 U.S.C. 91, Texas Banking Code Art. 342-609 or any similar statute.

(f) Each party agrees that any other party may proceed against any other liable Person, jointly or severally, or against one or more of them, less than all, without impairing rights against any other liable Persons. A party shall not be required to join the principal Obligor or any other liable Persons (e.g., sureties or guarantors) in any proceeding against any Person. A party may release or settle with one or more liable Persons as the party deems fit without releasing or impairing right to proceed against any Persons not so released.

SURVIVAL; PARTIES BOUND; TERM OF AGREEMENT 7.4 All representations, warranties, covenants and agreements made by or on behalf of Borrower in connection with the Loan Documents will survive the execution and delivery of the Loan Documents; will not be affected by any investigation made by any Person, and will bind Borrower and the successors, trustees, receivers and assigns of Borrower and will benefit the successors and assigns of the Bank; provided that Bank's agreement to provide credit to Borrower under this Agreement will not inure to the benefit of any successor or assign of Borrower. Except as otherwise provided herein, the term of this Agreement will be until the later of the final maturity of any Obligations and the full and final payment of all Obligations and all amounts due under the Loan Documents.

DOCUMENTARY MATTERS 7.5 This Agreement may be executed in several identical counterparts, on separate counterparts; each counterpart will constitute an original instrument, and all separate counterparts will constitute but one and the same instrument. The headings and captions in the Loan Documents have been included solely for convenience and should not be considered in construing the Loan Documents. If any provision of any Loan Document is invalid, illegal or unenforceable in any respect under any applicable law, the remaining provisions will remain effective. The Loans and all other Obligations and indebtedness of Borrower to Bank are entitled to the benefit of the Loan Documents.

EXPENSES 7.6 Any provision to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement are consummated, Borrower agrees to pay on demand all out-of-pocket expenses (including, without limitation, the fees and expenses of counsel for Bank) in connection with the negotiation, preparation, execution, filing, recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of the Obligations. Borrower agrees to pay Bank's standard Documentation Preparation and Processing Fee for preparation, negotiation and handling of this Agreement. The obligations of Borrower under this and the following section will survive the termination of this Agreement.

INDEMNIFICATION 7.7 BORROWER AGREES TO INDEMNIFY, DEFEND AND HOLD BANK HARMLESS FROM AND AGAINST ANY AND ALL LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY AND EXPENSE (INCLUDING INTEREST, PENALTIES, ATTORNEYS' FEES AND AMOUNTS PAID IN SETTLEMENT) TO WHICH BANK MAY BECOME SUBJECT ARISING OUT OF OR BASED UPON THE LOAN DOCUMENTS, OR ANY OBLIGATION, INCLUDING THAT RESULTING FROM BANK'S OWN NEGLIGENCE, EXCEPT AND TO THE EXTENT CAUSED BY BANK'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

NATURE OF OBLIGATIONS 7.8 If more than one Borrower executes this Agreement, all of the representations, warranties, covenants and agreements of Borrower shall be joint and several obligations of all Borrowers.

USURY NOT INTENDED 7.9 Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Agreement or any other Loan Document will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the Loan Document or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on any unpaid principal amount of the Note or any other Obligation. All amounts constituting interest will be spread throughout the full term of the Loan Document or applicable Obligation in determining whether interest exceeds lawful amounts.

NO COURSE OF DEALING 7.10 NO COURSE OF DEALING BY ANY OBLIGOR, WITH BANK, NO COURSE OF PERFORMANCE AND NO TRADE PRACTICES OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS AGREEMENT.



                               Page 5 of 7 Pages

Credit Agreement
June 30, 1999
Collegiate Pacific, Inc.


8.   DEFINITIONS.
Unless the context otherwise requires, capitalized terms used in Loan Documents and not defined elsewhere shall have the meanings provided by GAAP, except as follows:

AFFILIATE means, as to any Person, any other Person (a) that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means to possess, directly or indirectly, the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Bank is not under any circumstances to be deemed an Affiliate of Borrower or any of its Subsidiaries.

AUTHORITY DOCUMENTS means certificates of authority to transact business, certificates of good standing, borrowing resolutions (with secretary's certificate), secretary's certificates of incumbency, and other documents which empower and enable Borrower or its representatives to enter into agreements evidenced by Loan Documents or evidence such authority.

BUSINESS DAY means a day when the main office of Bank is open for the conduct of commercial lending business.

COLLATERAL means all Property, tangible or intangible, real, personal or mixed, now or hereafter subject to Security Documents, or intended so to be.

CORPORATION means corporations, partnerships, limited liability companies, joint ventures, joint stock associations, associations, banks, business trusts and other business entities.

GOVERNMENT ACCOUNTS means receivables owed by the U.S. government or other political subdivision as to which Bank's security interest or ability to obtain direct payment of the proceeds is governed by any federal statutory requirements other than those of the Uniform Commercial Code, including, without limitation, the Federal Assignment of Claims Act of 1940, as amended.

GOVERNMENTAL AUTHORITY means any foreign governmental authority, the United States of America, and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court or other tribunal having jurisdiction over Bank or any Obligor, or any Subsidiary of Borrower or their respective Property.

HIGHEST LAWFUL RATE If Texas law determines the Highest Lawful Rate, Bank has elected the weekly ceiling as defined in Chapter 1D of the Texas Credit Title,
Article 5069-1D.001 et seq., Title 79 of the Texas Revised Civil Statutes, as amended. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such statute and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to the Borrower, if and to the extent permitted by, and in the manner provided in such statute.

INDEBTEDNESS means and includes (a) all items which in accordance with GAAP would be included on the liability side of a balance sheet on the date as of which Indebtedness is to be determined (excluding capital stock, surplus, surplus reserves and deferred credits); (b) all guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Indebtedness of others, and (c) all Indebtedness secured by any Lien existing on any interest of the Person with respect to which indebtedness is being determined, in Property owned subject to such Lien, whether or not the Indebtedness secured thereby has been assumed.

LEGAL REQUIREMENT means any law, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

LIEN shall mean any mortgage, pledge, charge, encumbrance, security interest, collateral assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract.

LOAN DOCUMENTS means this Agreement, the Note, the Applications, the agreements, documents, instruments and other writings contemplated by this Agreement or listed on Annex I, all other assignments, deeds, guaranties, pledges, instruments, certificates and agreements now or hereafter executed or delivered to the Bank pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

NET INCOME means after-tax income from continuing operations, plus or minus discontinued operations, extraordinary items and cumulative effect of change in accounting principle.

OBLIGATIONS means all principal, interest and other amounts which are or become owing under this Agreement, the Note, any Application or any other Loan Document.

OBLIGOR means each Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.

ORGANIZATIONAL DOCUMENTS means, with respect to a corporation, the certificate of incorporation, articles of incorporation and bylaws of such corporation; with respect to a limited liability company, the articles of organization, regulations and other documents establishing such entity, with respect to a partnership, joint venture, or trust, the agreement, certificate or instrument establishing such entity; in each case including all modifications and supplements thereof as of the date of the Loan Document referring to such Organizational Document and any and all future modifications thereof which are consented to by Bank.

PARTIES means all Persons other than Bank executing any Loan Document.

PERSON means any individual, Corporation, trust, unincorporated organization, Governmental Authority or any other form of entity.

PROPER FORM means in form and substance satisfactory to the Bank.

PROPERTY means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

SECURITY DOCUMENTS means those Security Agreements listed on Annex I and all supplements, modifications, amendment and extensions and all other agreements hereafter executed and delivered to Bank to secure the Loans and Applications.

SUBORDINATED DEBT means any Indebtedness subordinated to Indebtedness due Bank pursuant to a written subordination agreement in Proper Form among Bank, subordinated creditor and Borrower which at a minimum must prohibit: (a) any action by subordinated creditor which will result in an occurrence of an Event of Default or default under this Agreement, the subordination agreement or the subordinated Indebtedness; and (b) upon the happening of any Event of Default or default under any Loan Document, the subordination agreement, or any instrument evidencing the subordinated Indebtedness (i) any payment of principal and interest on the subordinated Indebtedness; (ii) any act to compel payment of principal or interest on subordinated Indebtedness; and (iii) any action to realize upon any Property securing the subordinated Indebtedness .

SUBSIDIARY means, as to a particular parent Corporation, any Corporation of which 50% or more of the indicia of equity rights is at the time directly or indirectly owned and/or is subsequently acquired by such parent Corporation or by one or more Persons controlled by, controlling or under common control with such parent Corporation.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BANK AND THE PARTIES.




                               Page 6 of 7 Pages

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Agreement Effective Date.

BORROWER:      COLLEGIATE PACIFIC, INC.


By:      /s/ MIKE BLUMENFELD
   ----------------------------------------------------------------------------
Name:    Mike Blumenfeld
     --------------------------------------------------------------------------
Title:   Pres.
      -------------------------------------------------------------------------
Address: 13950 Seniac Drive, Suite 200, Dallas, Texas  75006


BANK:          CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


By:      /s/ A. MICHAEL KLEIN
   ----------------------------------------------------------------------------
Name:    A. Michael Klein
     --------------------------------------------------------------------------
Title:   VP
      -------------------------------------------------------------------------
Address:
        -----------------------------------------------------------------------

EXHIBITS:                                              ANNEXES:                  ADDENDUM:
     A  Borrowing Base Report                             I  Loan Documents      L/C Addendum
     B  Request for Credit                               II Subsidiaries
     C  Reporting Requirements, Financial Covenants,
          and Compliance Certificate





                               Page 7 of 7 Pages

                                   EXHIBIT A
                             BORROWING BASE REPORT
                             ACCOUNTS AND INVENTORY

BORROWING BASE REPORT FOR PERIOD BEGINNING: __________________ AND ENDING __________________("CURRENT PERIOD") REQUIRED BY THE CREDIT AGREEMENT DATED THE EFFECTIVE DATE (AS AMENDED, RESTATED, AND SUPPLEMENTED FROM TIME TO TIME, THE "AGREEMENT") BY AND BETWEEN COLLEGIATE PACIFIC, INC. AND CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

- -------------------------------------------------------------------------------
THE BORROWING BASE REPORT MUST BE SUBMITTED TO BANK WITHIN 30 DAYS OF THE LAST DAY OF EACH CALENDAR MONTH. BORROWER MUST PROVIDE THE FOLLOWING ALONG WITH THE BORROWING BASE REPORT: ACCOUNTS RECEIVABLE AGINGS AND ACCOUNTS PAYABLE AGING

- -------------------------------------------------------------------------------

Line 1. Total Accounts of Borrower and all Subsidiaries earned and invoiced within 30 days of being earned and are outstanding as of the end of the
        Current Period                                                                         $
                                                                                                -------
        INELIGIBLE ACCOUNTS AS OF THE END OF THE CURRENT PERIOD:
     2. That portion (e.g., invoice) of all of the Accounts
        of any Account Debtor where the Account is more than
        90 days from invoice date                                               $
                                                                                 -------
     3. All of the Accounts, not already included in Line 2,
        of any Account Debtor if 20% of the dollar amount of all
        of the Accounts of such Account Debtor are more than
        90 days from invoice date                                               $
                                                                                 -------
     4. That portion of all of the Accounts of any Account
        Debtor which exceeds 10% of the dollar amount of the
        total of all Accounts for all Account Debtors for
        the Current Period (Line 1)                                             $
                                                                                 -------
     5. Intercompany and Affiliate Accounts                                     $
                                                                                 -------
     6. Past Due Credits (added  as a positive figure)                          $
                                                                                 -------
     7. Government Accounts [GOVERNMENT ACCOUNTS MEANS
        RECEIVABLES OWED BY THE U.S. GOVERNMENT AS TO WHICH BANK'S SECURITY
        INTEREST OR ABILITY TO OBTAIN DIRECT PAYMENT OF THE PROCEEDS IS
        GOVERNED BY ANY FEDERAL STATUTORY REQUIREMENTS OTHER THAN THOSE OF THE
        UNIFORM COMMERCIAL CODE, INCLUDING, WITHOUT LIMITATION, THE FEDERAL
        ASSIGNMENT OF CLAIMS ACT OF 1940, AS AMENDED AND ALL THOSE RECEIVABLES
        BY ANY STATE, COUNTY OR MUNICIPAL AUTHORITY OR
        QUASI-GOVERNMENTAL AUTHORITY.]                                          $
                                                                                 -------
     8. Foreign Accounts (unless secured by a letter
        of credit issued by a bank satisfactory to the Bank or covered
        by foreign credit insurance acceptable to the Bank)                     $
                                                                                 -------
     9. Accounts subject to any dispute or setoff or contra account             $
                                                                                 -------
     10.Subject to Purchase Money Security Interest                             $
                                                                                 -------
     11.Bill and hold                                                           $
                                                                                 -------
     12.Other Ineligible Accounts (pre-billings, progress billings)             $
                                                                                 -------
     13.Total Ineligible Accounts for the Current Period                                       $
        (Add Lines 2 through 12)                                                                -------

     14.Total Eligible Accounts for the Current Period                                         $
        (Line 1 - Line 13)                                                                      -------

     15.Multiplied by: Accounts Advance Factor                                                  85%

     16.Equals:  ACCOUNTS COMPONENT OF BORROWING BASE                                          $
                                                                                                -------
     Total Inventory of Borrower and all Subsidiaries
        ) as of the end of the Current Period                                   $
                                                                                 -------
        INELIGIBLE INVENTORY AS OF THE END OF THE CURRENT PERIOD:

     17.Work in Process                                                         $
                                                                                 -------
     18.Private label                                                           $
                                                                                 -------
     19.Obsolete                                                                $
                                                                                 -------
     20.Returned/damaged                                                        $
                                                                                 -------
     21.Consigned/unowned                                                       $
                                                                                 -------
     22.Subject to Purchase Money Security Interest                             $
                                                                                 -------
     23.Slow moving                                                             $
                                                                                 -------
     24.Other Ineligible Inventory                                              $
                                                                                 -------
     25.Total Ineligible Inventory as of the end of the
        Current Period (Lines  17 + 18 + 19 +
        20 + 21 + 22+23+24)                                                                    $
                                                                                                -------
     25.Total Eligible Inventory as of the end of the
        Current Period (Line 14 - Line 23)                                                     $
                                                                                                -------
     26. Minus:  Trade Accounts Payable                                                        $
                                                                                                -------
     27.  Multiplied by: Inventory Advance Factor                                               65%

     28.Equals:  INVENTORY COMPONENT OF BORROWING BASE                                         $
                                                                                                -------
        (Not to exceed 60% of the Accounts Component of Borrowing Base [Line16])

     29.Total BORROWING BASE as of
        the end of the Current Period (Line 16 + Line 28)                                      $
                                                                                                -------



                          EXHIBIT A Page 1 of 2 Pages

     30.COMMITMENT is lesser of Maximum Amount and BORROWING BASE
            $2,000,000.00 and $ ________________________ (on Line 29) COMMITMENT               =$
                                                                                                 -------
     31.LESS:  USED CREDIT as of the end of the Current Period 31(a) + 31(b)

            (a)Total Outstanding Loans                                                         $
                                                                                                -------
            (b)L/C Obligations:
                  (i) Total Face Amount of all Outstanding
                  Letters of Credit                                           + $
                                                                                 -------
                  (ii) Less any drawings on Letters of
                  Credit paid by Borrower                                     - $
                                                                                 -------
                  (iii) Amounts owing under
                  Applications not included in (ii)                           + $
                                                                                 -------
            Total/ L/C Obligations as of the end of the
            Current Period are                                                  $

            (c) Loans & L/C Obligations (31a + 31b) =    Used Credit
                                                         -----------
            Letter of Credit Sublimit is                                        $
                                                                                 -------
            Current L/C availability                                            $            - $
                                                                                 -------       -------
        32. Equals: amount available for borrowing subject to the terms of
            the Agreement, if positive; or amount due under Section 1.3, if negative:          $
            [30-31(c)]                                                                          -------

The terms "ACCOUNTS" and "INVENTORY" have the respective meanings as set forth in the Texas Business and Commerce Code in effect as of the date of the Agreement. Inventory shall be valued at the lesser of: (a) market value; and
(b) cost. "OTHER INELIGIBLE ACCOUNTS" mean all such Accounts of Borrower and its Subsidiaries that are not subject to a first and prior Lien in favor of Bank, those Accounts that are subject to any Lien not in favor of Bank and those Accounts of Borrower and its Subsidiaries as shall be deemed from time to time to be, in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. "OTHER INELIGIBLE INVENTORY" means that Inventory of Borrower and its Subsidiaries that is not subject to a first and prior Lien in favor of Bank, that Inventory that is subject to any Lien not in favor of Bank and that Inventory of Borrower and its Subsidiaries as shall be deemed from time to time to be in the sole judgment of Bank, ineligible for purposes of determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

Borrower certifies that the above information and computations are true, correct, complete and not misleading as of the date hereof.

Borrower:      COLLEGIATE PACIFIC, INC.

By:
   ----------------------------------------------------------------------------
Name:
     --------------------------------------------------------------------------
Title:   President or Chief Financial Officer          Date:
                                                            -------------------
Address:
        -----------------------------------------------------------------------



                          EXHIBIT A Page 2 of 2 Pages

                                   EXHIBIT B
                               REQUEST FOR CREDIT
                            [LETTERHEAD OF BORROWER]





Chase Bank of Texas, National Association
12875 Josey Lane
Farmers Branch, TX 75234


Re:      Request for Credit under Agreement


Attention:  A. MICHAEL KLEIN

Account #                                   Note #
         --------------------                     -----------------

Gentlemen:

         This letter confirms our oral or telephonic request of _______________, 19__, for credit in accordance with that certain Credit Agreement dated as of the Agreement Effective Date (as amended, restated and supplemented from time to time, the "Agreement") between you and us. Any term defined in the Agreement and used in this letter has the same meaning as in the Agreement.

         The proposed Loan is to be made on __________________________ (proposed Borrowing Date) as

         [ ]  A new Loan in the amount of $ __________________________ to be:
                  [ ]  A Prime Rate Loan Interest Period to end on ____________________________ (Maturity Date).

                  [ ]  A LIBOR Loan Interest period of:
                  [ ] 1 [ ] 2 [ ] 3 [ ] 6 months; ____________________ (Maturity Date).

         [ ]  A continuation of a Prime Rate Loan with a Maturity Date of in the amount of $ ________________ as a:
                  [ ] Prime Rate Loan with a Maturity Date of
                  [ ] LIBOR Loan in the amount of $ ______ with an Interest Period of [ ] 1 [ ] 2 [ ] 3 [ ] 6 months
                         ____________________ (Maturity Date).

         [ ]  A continuation of a LIBOR Loan with a Maturity Date of in the amount of
                  $ ________________________ as a:
                  [ ] Prime Rate Loan with a Maturity Date of: ____________________________________________________.
                  [ ] LIBOR Loan with an Interest Period of [ ] 1 [ ] 2 [ ] 3 [ ] 6 months; ____________________ (Maturity Date).


             [ ] The proposed Letter of Credit to be issued is in the amount of $ __________________ for the benefit of ___________
                 __________________________________________________________________ and with an expiry date of_____________________
                 __________________ as described in the enclosed Application.

         The undersigned hereby certifies that:

         (1) The representations and warranties made by the Borrower or by any other Person in the Agreement and the other Loan Documents are true and correct on and as of this date as though made on this date.

         (2) The proposed credit complies with all applicable provisions of the Agreement.

         (3) No Event of Default has occurred and is continuing.

         (4) an Application is enclosed if the request is for a Letter of Credit.



                                                Sincerely,

                                                COLLEGIATE PACIFIC, INC.

                                                By:
                                                   ----------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                             EXHIBIT B Page 1 of 1

                                    ANNEX I

                                 LOAN DOCUMENTS

"Loan Documents" includes, but is not limited to, the following:

1.       Agreement

2.       Note

3.       Applications

4.       Borrowing Base Report

5.       Compliance Certificate

6. Security Agreements executed by Borrower, in Proper Form, covering, among other property:

                  Accounts and general intangibles of Borrower
                  Inventory of Borrower

7. Security Agreement - Accounts and general intangibles executed effective as of June 30, 1999 by Product Merchandising, Inc

8.       Financing Statements

9. Continuing Guaranties executed effective as of June 30, 1999 by each of Michael Blumenfeld and Product Merchandising, Inc (each a "Guarantor")

10. Continuing Guaranties and Security Agreements in Proper Form executed by all future Subsidiaries of Borrower

11. Certified Copies of Organizational and Authority Documents of Borrower and Non-individual Guarantors

12.      Insurance policies and certificates

13.      Financial Statements of Borrower, Subsidiaries and Guarantors

14.      UCC search

15.      Regulation U Purpose Statement (U-1)

16. Subordination Agreement effective as of June 30, 1999 by Michael Blumenfeld, Borrower and Bank covering all indebtedness now or hereafter owing to Michael Blumenfeld


                      Loan Documents - ANNEX I Page 1 of 1

                                    ANNEX II

                        SUBSIDIARIES AS OF JUNE 30, 1999







Subsidiary Name                             % Owned by              State Where
  and Address                               Borrower                Incorporated
- ---------------                             ----------              ------------

Product Merchandising, Inc.
7226 John Silver
Sarasota, Florida  34231










                              ANNEX II Page 1 of 1

                     EXHIBIT C to Credit Agreement between
         Collegiate Pacific, Inc. ("Borrower") and Chase Bank of Texas,
National Association ("Bank") dated the Agreement Effective Date (as same may be amended, restated and supplemented in writing the "Agreement")

                  REPORTING REQUIREMENTS, FINANCIAL COVENANTS
                                      AND
              COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD
                   ENDING ______________ , 199_ ("END DATE")

A. REPORTING PERIOD. THIS EXHIBIT WILL BE IN PROPER FORM AND SUBMITTED WITHIN 30 DAYS OF THE END OF EACH CALENDAR MONTH

                 BORROWER'S FISCAL YEAR ENDS ON JUNE 30, 1999.

B.  Reporting

====================================================================================================================================

Financial Reporting.  Borrower will provide the following financial information within the times indicated:            Compliance
                                                                                                                       Certificate
====================================================================================================================================

                 WHO                                      WHEN DUE                                WHAT                 Compliance
                 ---                                      --------                                ----                  (Circle)
                                                                                                                       Yes      No
- ------------------------------------------------------------------------------------------------------------------------------------
BORROWER                                   (i) Within 90 days of fiscal year end   Annual financial statements         Yes     No
                                                                                   (balance sheet, income statement,
                                                                                   cash flow statement) Audited with
                                                                                   unqualified opinion by
                                                                                   independent certified public
                                                                                   accountants satisfactory to Bank,
                                                                                   accompanied by Compliance
                                                                                   Certificate
                                           -----------------------------------------------------------------------------------------

                                           (ii) Within 30 days of each Reporting   Unaudited interim financial         Yes     No
                                           Period End Date                         statements (including fiscal
                                                                                   year end statements),
                                                                                   Borrowing Base Report
                                                                                   (Exhibit A), along with
                                                                                   accounts receivable aging
                                                                                   and listing, accounts
                                                                                   payable aging accompanied
                                                                                   by Compliance Certificate
- ------------------------------------------------------------------------------------------------------------------------------------
                                           (iii) Within  30 days of each           Accounts receivable aging and
PRODUCT MERCHANDISING, INC.                Reporting Period End Date               accounts payable aging              Yes     No
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Annual unaudited financial
PRODUCT MERCHANDISING, INC.                (iv) Within 30 days of Borrower's       statements (balance sheet, income   Yes     No
                                           fiscal year end                         statement, cash flow statement)
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Inventory Reports in Proper Form
BORROWER AND SUBSIDIARIES                  (v) Upon request of Bank                                                    Yes     No
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Annual personal financial
INDIVIDUAL GUARANTOR                       (vi) Within 120 days of each calendar   statement (including cash flow      Yes     No
                                           year until Bank releases Guaranty       and contingent liability
                                                                                   information) of the Guarantor:
                                                                                   Michael Blumenfeld
====================================================================================================================================


C.
====================================================================================================================================

FINANCIAL COVENANTS. Borrower will comply with the
following financial covenants, defined in accordance                            COMPLIANCE CERTIFICATE
with GAAP and the definitions in Section 8, and                                 ----------------------
incorporating the calculation adjustments indicated on
the Compliance Certificate:
- ------------------------------------------------------------------------------------------------------------------------------------

                         REQUIRED                                                   ACTUAL REPORTED                      Compliance
                         --------                                                   ---------------                       (Circle)
Except as specified otherwise, each covenant will be                For Current Reporting Period/as of the End Date      Yes     No
maintained at all times and reported for each Reporting
Period or as of each Reporting Period End Date, as
appropriate:
- ------------------------------------------------------------------------------------------------------------------------------------

1. Maintain a Tangible Net Worth as adjusted of at least       Total Stockholders' Equity        $                       Yes     No
   $2,500,000.00 plus 50% of Net Income ("Step Up Amount")                                        ------
                                                               Minus:  Goodwill                  $
                                                                                                  ------
                                                                       Other Intangible Assets   $
                                                                                                  ------
                                                                       Loans/Advances to
                                                                         Equity holders          $
                                                                                                  ------
                                                                       Loans to Affiliates       $
                                                                                                  ------
                                                                       License Agreements        $
                                                                                                  ------


                                                               = Net Worth as adjusted                        $
                                                                                                               ------
                                                               Cumulative Net Income
                                                                since June 30, 1999              $
                                                                                                  ------
                                                               Multiplied by                       50%
                                                               = Step Up Amount                  $
                                                                                                  ------

                                                               $
                                                                ----------
                                                               Tangible          $               $
                                                               Net Worth          ----------      -------
                                                               as adjusted     + Step Up       = Required
                                                                                 Amount          Amount
====================================================================================================================================




                          EXHIBIT C Page 1 of 3 Pages

====================================================================================================================================
2. Maintain a ratio of total Indebtedness as adjusted to       Total Liabilities                                         Yes     No
Tangible Net Worth as adjusted no greater than 1.0 to 1.0.       (GAAP)                            $
                                                                                                    --------
                                                               Plus:  Contingent obligations       $
                                                                      Liens on Borrower's Property  --------
                                                                       not included in Borrower's
                                                                       liabilities                 $
                                                                                                    --------

                                                               Minus: Subordinated Debt            $
                                                                                                    --------
                                                               Equals: Indebtedness as adjusted    $
                                                                                                    ========

                                                               Total
                                                               Stockholders' Equity                $
                                                                                                    --------
                                                               Minus: Goodwill                     $
                                                                                                    --------
                                                                      Other Intangible Assets      $
                                                                                                    --------
                                                                      Loans/Advances to
                                                                      Equity holders               $
                                                                                                    --------
                                                                      Loans to Affiliates          $
                                                                                                    --------
                                                                      License Agreements           $
                                                                                                    --------

                                                               =  Tangible Net Worth as adjusted
                                                                                                              $
                                                                                                               =========
                                                               $           /            $                =
                                                                -----------              ---------------- --------
                                                               Indebtedness (adjusted)   TNW (adjusted)     Ratio
====================================================================================================================================

D.
====================================================================================================================================

Other Required Covenants to be maintained and to be certified.
- --------------------------------------------------------------
                                                                                  COMPLIANCE CERTIFICATE
- ------------------------------------------------------------------------------------------------------------------------------------

                         REQUIRED                                                   ACTUAL REPORTED                     COMPLIANCE
                         --------                                                   ---------------                      (CIRCLE)
- ------------------------------------------------------------------------------------------------------------------------------------

(i)  Pursuant to Section 1.1.C, L/C Obligations may not        L/C Obligations are:          $                          Yes    No
         exceed Letter of Credit Sublimit                                                     --------------------
                                                               Letter of Credit Sublimit is: $200,000.00

- ------------------------------------------------------------------------------------------------------------------------------------
(ii) Pursuant to Section 3.11, any reprogramming required to   As of _______________, 1999 Borrower has                 Yes    No
permit the proper functioning in year 2000 for Borrower's and  completed such reprogramming and testing of
its Subsidiaries' computer systems and equipment (including    Borrower's and its Subsidiaries' computer systems
systems and equipment supplied by others or with which         and equipment required to permit the proper
Borrower's or its Subsidiaries' systems interface) and the     functioning in year 2000.
testing of all such systems and equipment, as so
reprogrammed, will be completed by August 31, 1999.
- ------------------------------------------------------------------------------------------------------------------------------------
(iii) Pursuant to Section 4.10, all shareholder Indebtedness
will be subordinated to Bank Indebtedness in Proper Form.      Principal and interest payments on Subordinated Debt =  Yes    No
Borrower may make a principal payment on such subordinated
shareholder Indebtedness in an amount of up to $500,000.00     ----------------------
plus accrued interest as reported through April 30, 1999 and thereafter Borrower is permitted to make payments of
principal and interest on remaining subordinated shareholder
Indebtedness so long as it does not exceed 50% of Borrower's   Net Income =
Net Income.                                                                 -----------------------


                                                               Subordinated Debt Payments as % of Net Income =
                                                                                                               -------
- ------------------------------------------------------------------------------------------------------------------------------------
(iv) Pursuant to Section 5.1, Borrower and its Subsidiaries
additional Indebtedness shall not be permitted to exceed       Additional Indebtedness is:      $                      Yes    No
$100,000.00 in the aggregate during the term of this                                             ------------------
Agreement.
- ------------------------------------------------------------------------------------------------------------------------------------
(v) Pursuant to Sections 5.4, 5.5, 5.6, 5.7 and 5.9 ,
Borrower shall not permit any (a) merger, acquisition,         As of _____________________, Borrower is in
consolidation or sale of assets outside of the ordinary        compliance with
course of business; (b) capital expenditures in excess of                                                              Yes    No
$100,000.00  in the aggregate for Borrower and its             Section 5.4
Subsidiaries or dividend payments in excess of 50% of                     -----------                                  Yes    No
Borrower's Net Income; (c) treasury stock purchases in         Section 5.5
excess of 50% of Borrower's Net Income;  (d) change the                   -----------                                  Yes    No
nature of Borrower's business; (e) material change in          Section 5.6
Borrower's management; (f) loans or advances to Affiliates                -----------                                  Yes    No
and (g) loans, advances or extensions of credit to officers,   Section 5.7
directors or shareholders of Borrower.                                    -----------                                  Yes    No
                                                               Section 5.9
                                                                          -----------
- ------------------------------------------------------------------------------------------------------------------------------------
(vi) Borrower will provide Liquidity Maintenance Agreement     As of_______________________ the terms and
executed by Michael Blumenfeld dated June 30, 1999 and         agreements of that certain Liquidity Maintenance        Yes    No
ensure that the terms of such agreement are maintained and     Agreement executed by Michael Blumenfeld dated June
reported quarterly.                                            30, 1999 are in compliance.  Exhibit A of the
                                                               Liquidity Maintenance Agreement last provided to Bank
                                                               on:

                                                               -------------------------------

====================================================================================================================================


THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT C AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned hereby certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):


                          EXHIBIT C Page 2 of 3 Pages

         [ ] No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.

         [ ] A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:

                 [ ]    was cured on                        .
                                    ------------------------
                 [ ]    was waived by Bank in writing on                      .
                                                        ----------------------
                 [ ]    is continuing.

         Description of Event of Default:
                                         --------------------------------------

         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

Executed this                      day of              , 19    .
              --------------------        -------------    ----

BORROWER:  COLLEGIATE PACIFIC, INC.

SIGNATURE:
          ---------------------------------------------------------------------

NAME:
     --------------------------------------------------------------------------

TITLE:       (Chief Financial Officer or President)
      -------------------------------------------------------------------------

ADDRESS:
        -----------------------------------------------------------------------

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------


                          EXHIBIT C Page 3 of 3 Pages

                          REVOLVING PROMISSORY NOTE
                              (this "Note")

U.S. $2,000,000.00                                        June 30, 1999 ("DATE")

FOR VALUE RECEIVED, COLLEGIATE PACIFIC, INC. ("BORROWER") a Delaware corporation, promises to pay to the order of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION ("BANK") on or before October 31, 2001, (the "STATED MATURITY DATE"), at its banking house at 712 Main Street, Houston, Harris County, Texas, or at such other location as Bank may designate, in lawful money of the United States of America, the lesser of: (i) the principal sum of TWO MILLION AND NO/100 UNITED STATES DOLLARS (U.S. $2,000,000.00) (the "MAXIMUM LOAN TOTAL"); or
(ii) the aggregate unpaid principal amount of all loans made by Bank (each such loan being a "LOAN"), which may be outstanding on the Stated Maturity Date. Each Loan shall be due and payable on the maturity date agreed to by Bank and Borrower with respect to such Loan ("MATURITY DATE"). In no event shall any Maturity Date fall on a date after the Stated Maturity Date. Subject to the terms and conditions of this Note and the Loan Documents, Borrower may borrow, repay and reborrow all or any part of the credit provided for herein at any time before the Stated Maturity Date, there being no limitation on the number of Loans made so long as the total unpaid principal amount at any time outstanding does not exceed the Maximum Loan Total.

This Note is the Revolving Promissory Note described in Section 1.1.B of the Credit Agreement between Borrower and Bank dated effective as of June 30, 1999 (as amended, restated and supplemented from time to time, the "AGREEMENT") and sometimes referred to therein as the Note. Capitalized terms used in this Note have the meanings used in the Agreement.

     "ADJUSTED LIBOR RATE" means a per annum interest rate determined by Bank by dividing: (i) the LIBOR Rate by (ii) Statutory Reserves provided that Statutory Reserves is greater than zero, otherwise Adjusted LIBOR Rate means a per annum interest rate equal to the LIBOR Rate. "LIBOR RATE" means with respect to any LIBOR Loan for any Interest Period the interest rate determined by Bank by reference to the British Bankers' Association Interest Settlement Rates (as set forth by any service selected by Bank which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates including but not limited to Bloomberg, Reuters or Telerate) to be the rate at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period for the offering by the London office of the Chase Manhattan Bank, of dollar deposits in an amount comparable to such LIBOR Loan with a maturity comparable to such Interest Period.

     "BOARD" means the Board of Governors of the Federal Reserve System of the United States.

     "BORROWING DATE" means any Business Day on which Bank shall make or continue a Loan hereunder.

     "BUSINESS DAY" means a day: (i) on which Bank and commercial banks in New York City are generally open for business; and (ii) with respect to LIBOR Loans, on which dealings in United States Dollar deposits are carried out in the London interbank market.

     "HIGHEST LAWFUL RATE" means the maximum nonusurious rate of interest from time to time permitted by applicable law. If Texas law determines the Highest Lawful Rate, Bank has elected the weekly rate ceiling as defined in
     Article 5069- 1D.001 et. seq., as amended, of the Texas Revised Civil Statutes or any successor statute. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such statutes and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in applicable law.

     "INTEREST PERIOD" means the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be: (a) in the case of a Prime Rate Loan, a period of up to the Stated Maturity Date unless any portion thereof is converted to a LIBOR Loan hereunder; and (b) in the case of a LIBOR Loan, a period of up to one, two or three months; in each case as selected by Borrower and agreed to by Bank. Borrower's choice of Interest Period is subject to the following limitations: (i) No Interest Period shall end on a date after the Stated Maturity Date; and (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day (unless the Interest Period relates to a LIBOR Loan and the next succeeding Business Day is in a different calendar month than the day on which the Interest Period would otherwise end, in which case the Interest Period shall end on the next preceding Business Day).

     "LIBOR LOAN" means a Loan which bears interest at a rate determined by reference to the Adjusted LIBOR Rate.

     "LOAN DOCUMENTS" means this Note and any document or instrument evidencing, securing, guaranteeing or given in connection with this Note.

     "OBLIGATIONS" means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document.

     "OBLIGOR" means Borrower and any guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.

     "PRIME RATE" means the rate determined from time to time by Bank as its prime rate. The Prime Rate shall change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

     "PRIME RATE LOAN" means a Loan which bears interest at a rate determined by reference to the Prime Rate.

     "STATUTORY RESERVES" means the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which Bank is subject to, with respect to the LIBOR Rate, for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         Loans may be either Prime Rate Loans or LIBOR Loans. Borrower shall pay interest on the unpaid principal amount of each Prime Rate Loan at a rate per annum equal to the lesser of: (i) the Prime Rate in effect from time to time plus one quarter of one percent (1/4%) (the "EFFECTIVE PRIME RATE"); or (ii) the Highest Lawful Rate. Accrued interest on each Prime Rate Loan is due and payable on the last day of each month and at the Maturity Date. Borrower shall pay interest on the unpaid principal amount of each LIBOR Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Adjusted LIBOR Rate plus two and one half of one percent (2.5%) (the "EFFECTIVE LIBOR RATE"); or (ii) the Highest Lawful Rate. Accrued interest on each LIBOR Loan is due on the last day of each Interest Period applicable thereto, and in the case of an Interest Period in excess of three months, on each day which occurs every three months after the initial date of such Interest Period, and on any prepayment (on the amount prepaid).

         If at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan

                                Page 1 of 3 Pages


Collegiate Pacific, Inc.

equals the total amount of interest which would have accrued if the Effective Prime Rate, or Effective LIBOR Rate, whichever is applicable, had at all times been in effect.

         Each LIBOR Loan shall be in an amount not less than $50,000.00 and an integral multiple of $50,000.00. Each Prime Rate Loan shall be in an amount not less than $10,000.00 and an integral multiple of $10,000.00. Interest on all Loans shall be computed on the basis of the actual number of days elapsed and a year comprised of 360 days, unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 or 366 day year, as the case may be.

         The unpaid principal balance of this Note at any time will be the total amounts advanced by Bank, less the amount of all payments or prepayments of principal. Absent manifest error, the records of Bank will be conclusive as to amounts owed.

         Loans shall be made on Borrower's irrevocable notice to Bank, given not later than 10:00 A.M. (Houston time) on, in the case of LIBOR Loans, the third Business Day prior to the proposed Borrowing Date or, in the case of Prime Rate Loans, the first Business Day prior to the proposed Borrowing Date. Each notice of a requested borrowing (a "NOTICE OF REQUESTED BORROWING") under this paragraph may be oral or written, and shall specify: (i) the requested amount;
(ii) proposed Borrowing Date; (iii) whether the requested Loan is to be a Prime Rate Loan or LIBOR Loan; and (iv) Interest Period for the LIBOR Loan. If any Notice of Requested Borrowing shall be oral, Borrower shall deliver to Bank prior to the Borrowing Date a confirmatory written Notice of Requested Borrowing.

         Borrower may on any Business Day prepay the outstanding principal amount of any Prime Rate Loan, in whole or in part. Partial prepayments shall be in an aggregate principal amount of $10,000.00 or a greater integral multiple of $10,000.00. Borrower shall have no right to prepay any LIBOR Loan.

         Provided that no Event of Default has occurred and is continuing, Borrower may elect to continue all or any part of any LIBOR Loan beyond the expiration of the then current Interest Period relating thereto by providing Bank at least three Business Days' written or telecopy notice of such election, specifying the Loan or portion thereof to be continued and the Interest Period therefor and whether it is to be a Prime Rate Loan or LIBOR Loan provided that any continuation as a LIBOR Loan shall not be less than $50,000.00 and shall be in an integral multiple of $50,000.00. If an Event of Default shall have occurred and be continuing, the Borrower shall not have the option to elect to continue any such LIBOR Loan or to convert Prime Rate Loans into LIBOR Loans. Provided that no Event of Default has occurred and is continuing, Borrower may elect to convert any Prime Rate Loan at any time or from time to time to a LIBOR Loan by providing Bank at least three Business Days' written or telecopy notice of such election, specifying each Interest Period therefor. Any conversion of Prime Rate Loans shall not result in a borrowing of LIBOR Loans in an amount less than $50,000.00 and in integral multiples of $50,000.00.

         If at any time Bank determines in good faith (which determination shall be conclusive) that any change in any applicable law, rule or regulation or in the interpretation, application or administration thereof makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for Bank or its foreign branch or branches to maintain any LIBOR Loan by means of dollar deposits obtained in the London interbank market (any of the above being described as a "LIBOR Event"), then, at the option of Bank, the aggregate principal amount of all LIBOR Loans outstanding shall be prepaid; however the prepayment may be made at the sole option of the Bank with a Prime Rate Loan. Upon the occurrence of any LIBOR Event, and at any time thereafter so long as such LIBOR Event shall continue, the Bank may exercise its aforesaid option by giving written notice thereof to Borrower.

         If any domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law): (a) changes, imposes, modifies, applies or deems applicable any reserve, special deposit or similar requirements in respect of any Loan or against assets of, deposits with or for the account of, or credit extended or committed by, Bank; or (b) imposes on Bank or the interbank eurocurrency deposit and transfer market or the market for domestic bank certificates or deposit any other condition affecting any such Loan; and the result of any of the foregoing is to impose a cost to Bank of agreeing to make, funding or maintaining any such Loan or to reduce the amount of any sum receivable by Bank in respect of any such Loan, then Bank may notify Borrower in writing of the happening of such event and Borrower shall upon demand pay to Bank such additional amounts as will compensate Bank for such costs as determined by Bank. Without prejudice to the survival of any other agreement of Borrower under this Note, the obligations of Borrower under this paragraph shall survive the termination of this Note.

         Borrower will indemnify Bank against, and reimburse Bank on demand for, any loss, cost or expense incurred or sustained by Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by Bank to fund or maintain LIBOR Loans) as a result of: (a) any payment or prepayment (whether permitted by Bank or required hereunder or otherwise) of all or a portion of any LIBOR Loan on a day other than the Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any LIBOR Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any LIBOR Loan to be made by Bank due to any action or inaction of Borrower. Such funding losses and other costs and expenses shall be calculated and billed by Bank and such bill shall, as to the costs incurred, be conclusive absent manifest error.

         All past-due principal and interest on this Note, will, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to the Prime Rate plus five percent (5%).

         In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

         Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

         If any Event of Default (as defined in the Agreement or any other Loan Document) occurs, then Bank may do any or all of the following: (i) cease making Loans hereunder; (ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any Obligor, including, but not limited to, any deposit account, which right is hereby granted by each Obligor to Bank; and (iv) exercise any and all other rights under the Loan Documents, at law, in equity or otherwise.

         No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

         Each Obligor severally waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations will not be released or discharged by any or all of the following, whether with or without notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default.

                                Page 2 of 3 Pages

Collegiate Pacific, Inc.

         Where appropriate the neuter gender includes the feminine and the masculine and the singular number includes the plural number.

         Chapter 346 of the Finance Code (which regulates certain revolving loan accounts) shall not apply to this Note or to any Loan evidenced by this Note.

         This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. BORROWER AND BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY BORROWER OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

         For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."

         NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

         THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, Borrower has executed this Note effective the day, month and year first aforesaid.

BORROWER: COLLEGIATE PACIFIC, INC.



By: /s/ MIKE BLUMENFELD
   ---------------------------------------
Name: Mike Blumenfeld
     -------------------------------------
Title: President
      ------------------------------------

(Bank's signature is provided as its acknowledgment of the above as the final written agreement between the parties and as its agreement with each Borrower subject to TRPA that Bank is not required to comply with Section 3.05(d) of TRPA.)

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By: /s/ A. MICHAEL KLEIN
   ---------------------------------------
Name: A. Michael Klein
     -------------------------------------
Title: Vice President
      ------------------------------------


                                Page 3 of 3 Pages

Collegiate Pacific, Inc.

                         SECURITY AGREEMENT -- INVENTORY
                               (this "Agreement")

COLLEGIATE PACIFIC INC.
13950 SENLAC DRIVE, SUITE 200 DALLAS, DALLAS COUNTY, TX 75006
("Debtor"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
712 MAIN HOUSTON TEXAS 77252-2558         , ("Secured Party"), agree as follows:

SECTION 1. DEFINITIONS. (a) "Collateral" means all Inventory, all Accounts and all Proceeds, together with all books and records of Debtor, whether in paper or electronic form, relating to the Collateral. "Inventory" means all inventory, including without limitation materials, supplies, returned or repossessed goods, goods in transit and goods held by others under lease, consignment or other arrangements, and all documents or certificates of title related to the foregoing. If, but only if, this box [ ] is checked by Secured Party, the Inventory is limited to Inventory described on the schedule or schedules attached to this Agreement. "Accounts" means all accounts, general intangibles, instruments, negotiable documents, chattel paper and deposit accounts arising in connection with the Inventory. (b) "Obligations" means all debts, obligations and liabilities of every kind and character of Debtor, whether joint or several, contingent or otherwise, now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by Secured Party. Debtor and Secured Party specifically contemplate that Debtor may hereafter become further indebted to Secured Party. (c) "Past Due Rate" means the highest nonusurious rate of interest that Secured Party may contract for, charge or receive under applicable law, or 18% if applicable law does not specify such a rate. (d) "Proceeds" means all products and proceeds, in cash or otherwise, of all Collateral. (e) "Security Interest" means the security interests created by this Agreement. (f) "UCC" means the Texas Uniform Commercial Code, as amended from time to time. All terms defined in the UCC are used in this Agreement as defined in the UCC unless otherwise defined in this Agreement.

SECTION 2. CREATION OF SECURITY INTEREST. To secure the payment and performance of the Obligations, Debtor grants to Secured Party a security interest in and assigns to Secured Party all collateral which Debtor owns or later acquires.

SECTION 3. DEBTOR'S REPRESENTATIONS. (a) Debtor is the sole lawful owner of the Collateral, free and clear of all encumbrances, and has the right and power to transfer the Collateral to Secured Party. No financing statement covering the Collateral, other than in favor of Secured Party, is on file in any public office. (b) This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. (c) The Collateral and the Debtor's production, sale and use thereof comply with all applicable laws, rules and regulations (including without limitation the Fair Labor Standards Act), and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement. (d) The address set forth above is Debtor's place of business, if Debtor has only one place of business, Debtor's chief executive office, if Debtor has more than one place of business, or Debtor's residence, if Debtor has no place of business. (e) The Collateral is free from damage caused by fire or other casualty. (f) Except as disclosed on attached schedules, no Collateral is covered by a certificate of title or subject to a certificate of title law.

SECTION 4. DEBTOR'S AGREEMENTS. (a) Debtor will warrant and defend its title to and Secured Party's interest in the Collateral against any adverse claimant. Debtor will promptly take all reasonable and appropriate steps to collect the Accounts. Debtor will not agree to a material modification of the terms of any Account without the written consent of Secured Party. (b) Notwithstanding the security interest in Proceeds granted herein, Debtor will not sell, transfer, assign or otherwise dispose of any interest in the Collateral, except as authorized in this Agreement or in writing by Secured Party, and Debtor will keep the Collateral (including Proceeds) free from unpaid charges, including taxes and assessments, and from all encumbrances other than those in favor of Secured Party. Debtor may sell or lease inventory in the ordinary course of business. Sale in the ordinary course of business does not include a transfer in total or partial satisfaction of a debt. (c) Secured Party may require that Debtor (i) deposit all payments on the Accounts in a special bank account over which Secured Party alone has power of withdrawal, and (ii) direct each account debtor to send remittances to an address designated by Secured Party. Secured Party may hold the funds in the account as security, or apply the funds to pay the Obligations. (d) Debtor will furnish Secured Party all information Secured Party may request with respect to the Collateral. Debtor will notify Secured Party promptly of any event that could have a material adverse effect on the aggregate value of the Collateral or on the Security Interest, or any change in Debtor's location, name, identity or organizational structure. (e) Debtor will keep accurate books and records regarding the Collateral and will allow Secured Party to inspect the Collateral and to inspect and make copies (including electronic copies) of its books and records during regular business hours. Secured Party may make test verifications of the Collateral.

SECTION 5. FURTHER ASSURANCES. Secured Party may file this Agreement or any financing statements wherever Secured Party believes necessary to perfect the Security Interest, A photographic or other reproduction of this Agreement or any financing statement relating to this Agreement will be sufficient as a financing statement. Debtor authorizes Secured Party and irrevocably appoints Secured Party as Debtor's attorney-in-fact to file any financing statement (including any amendments) relating to this Agreement electronically, and Secured Party's transmission of Debtor's name as part of any filing relating to this Agreement will constitute Debtor's signature on the financing statement. Debtor will take such action as Secured Party may at any time require to protect, assure or enforce the Security Interest. If any Collateral is located on or in ]eased property, Debtor will furnish Secured Party an executed landlord's waiver satisfactory to Secured Party. Debtor will promptly deliver to Secured Party any part of the Collateral that constitutes instruments, and will make a designation on all of its chattel paper, instruments and negotiable documents to reflect the Security Interest.

SECTION 6. DEBTOR'S USE OF COLLATERAL; INSURANCE. (a) Debtor will keep the Inventory at

13950 SENLAC DR. STE 200, DALLAS, TX AND 3717 MIAC DRIVE,  MEMPHIS, TN 38118




or other locations of which Debtor notifies Secured Party in writing from time to time, except for temporary removal in connection with ordinary use. (b) Debtor will properly maintain the Inventory and will comply with all applicable laws, rules and regulations in the use, sale and production of the Inventory (including without limitation the Fair Labor Standards Act). (c) DEBTOR WILL MAINTAIN INSURANCE ON THE COLLATERAL against all customary risks for goods of the same type and use, including without limitation fire and theft, and any other risks designated by Secured Party. DEBTOR MAY FURNISH INSURANCE THROUGH EXISTING POLICIES DEBTOR OWNS OR CONTROLS OR THROUGH NEW POLICIES ISSUED BY ANY COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS. Secured Party will be named on a customary loss payee endorsement to all such insurance, providing for payment to Secured Party and Debtor (and no other person) as their interests appear, and providing for at least 30 days written notice to Secured Party before cancellation. Secured Party is irrevocably appointed attorney in fact for Debtor to obtain, adjust, settle and cancel such insurance. Secured Party may apply all proceeds of insurance to repayment of the Obligations, whether Debtor is in default or not.

SECTION 7. COSTS AND EXPENSES. Debtor will pay, or reimburse Secured Party for, all costs and expenses of every character incurred from time to time in connection with this Agreement (including all modifications and renewals) and the Obligations, including costs and expenses incurred (a) for mortgage or recording taxes, (b) to satisfy any obligation of Debtor under this Agreement or to protect the Collateral, (c) in connection with the evaluation, monitoring or administration of the Obligations or the Collateral (whether or not an Event of Default has occurred), and (d) in connection with the exercise of Secured Party's rights and remedies. Costs and expenses include reasonable fees and expenses of outside counsel and other outside professionals and charges imposed for the services of attorneys and other professionals employed by Secured Party or its affiliates. Any amount owing under this Section will be due and payable on demand and will bear interest from the date of expenditure by Secured Party until paid at the Past Due Rate. If any part of the Obligations is governed by Chapters 3, 4, 5 or 15 of the Texas Credit Code, this Section is limited to the extent required by those chapters.

SECTION 8. DEFAULT. Each of the following events or conditions is an "Event of Default:" (a) Debtor fails to pay when due (or within any contractually agreed grace period) any of the Obligations; (b) any event occurs that gives Secured Party the immediate right to declare any of the Obligations due and payable in full prior to final maturity; (c) any warranty, representation or statement contained in this Agreement or made in connection with this Agreement or any of the Obligations was false or misleading in any respect when made; (d) Debtor violates any covenant, condition or agreement contained in this Agreement or any other document relating to the Obligations; (e) any Collateral is lost, stolen, substantially damaged, destroyed, abandoned, levied upon, seized or attached; or
(f) Debtor conceals or removes any part of the Collateral with intent to hinder, delay or defraud the Secured Party. After an Event of Default occurs, Secured Party may, without notice to any person, declare the Obligations to be immediately due and payable. Debtor WAIVES demand, presentment and all notices, including without limitation notice of dishonor and default, notice of intent to accelerate and notice of acceleration.

SECTION 9. SECURED PARTY'S RIGHTS AND REMEDIES. After an Event of Default occurs, Secured Party will have all rights and remedies of a secured party after default under the UCC and other applicable law. Secured party may, without waiving any default, do anything Debtor is required to do by this Agreement but fails to do. Secured Party may require Debtor to assemble the Collateral and make it available at a reasonably convenient place Secured Party designates. Except for the safe custody of any Collateral in its possession and accounting for moneys actually received by it, Secured Party will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Debtor irrevocably appoints Secured Party Debtor's attorney-in-fact to endorse any checks or other instruments included in the Collateral, or to take other action to enforce, collect or compromise the Collateral. Secured Party is not required to take possession of any Collateral prior to any sale, nor to have any Collateral present at any sale. Secured Party may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Secured Party, Secured Party may make a subsequent sale of the same Collateral. Any bill of sale or other instrument evidencing any foreclosure sale will be prima facie evidence of factual matters stated or recited therein. If a sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonable, but Secured Party will have no obligation to advertise or to sell Collateral on credit. Written notice to Debtor mailed 10 days prior to public or private sale is reasonable notice. By exercising its rights, Secured Party will not become liable for, and Debtor will not be released from, any of Debtor's duties or obligations under the contracts and agreements included in the Collateral. Secured Party may purchase Collateral at any public sale, and may credit the purchase price against the Obligations. All remedies in this Agreement are cumulative of any and all other legal, equitable or contractual remedies available to Secured Party. Debtor WAIVES any rights to a marshalling of assets or sale in inverse order of alienation, and any rights to notice except as provided in the UCC.

SECTION 10. ADDITIONAL AGREEMENTS. (a) This Agreement will remain in effect until Secured Party executes and delivers to Debtor a written termination statement. (b) No modification or waiver of the terms of this Agreement will be effective unless in writing and signed by Secured Party. Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party's failure to exercise or delay in exercising any right under this Agreement will not operate as a waiver of such right. No single or partial exercise of any right under this Agreement will preclude any other or further exercise of that right or any other right. (c) Any notice required or permitted under this Agreement will be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. (d) If any provision of this Agreement is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. (e) If more than one person executes this Agreement as Debtor, their obligations under this Agreement are joint and several, and the term Collateral includes any property described in Section 1 that is owned by any Debtor individually or jointly with any other Debtor and the term "Obligations" includes both several and joint obligations of each debtor. (f) The section headings in this Agreement are for convenience only and shall not be considered in construing this Agreement. (g) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will constitute one and the same agreement. (h) This Agreement benefits the Secured Party and its successors and assigns and is binding on Debtor and its heirs, legal representatives, successors and assigns. (i) If any of the Obligations are subject to Chapter 3, 4, 5 or 15 or the Texas Credit Code or Regulation AA of the Board of Governors of the Federal Reserve System (collectively, the "Consumer Restrictions"), (1) nothing in this Agreement waives any rights which cannot be legally waived under the Consumer Restrictions, and (2) the Collateral does not include any assignment of wages or any non-possessory, non-purchase money security interest in household goods. (j) THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF TEXAS. (k) Secured Party is executing this Agreement for the purpose of acknowledging the following notice, and Secured Party's failure to execute this Agreement will not invalidate this Agreement.

EXECUTED EFFECTIVE AS OF June 30, 1999.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

DEBTOR(S):

COLLEGIATE PACIFIC INC.

BY: /s/ MIKE BLUMENFELD                   TITLE:
   -----------------------------------------------------------------------------

SECURED PARTY: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By: /s/ [ILLEGIBLE]
   -----------------------------------------------------------------------------
Title:  VP
      --------------------------------------------------------------------------

             SECURITY AGREEMENT -- ACCOUNTS AND GENERAL INTANGIBLES
                               (THIS "AGREEMENT")

COLLEGIATE PACIFIC INC.
13950 SENLAC DRIVE, SUITE 200 DALLAS, DALLAS COUNTY, TX 75006
("Debtor"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
712 MAIN HOUSTON TEXAS 77252-2558, ("Secured Party"), agree as follows:

SECTION 1. DEFINITIONS. (a) "Collateral" means all Accounts and all Proceeds, together with all books and records of Debtor, whether in paper or electronic form, relating to the Collateral. "Accounts" means all accounts, general intangibles, instruments, negotiable documents, chattel paper, deposit accounts and intellectual property. If, but only if, this box [ ] is checked by Secured Party, the Accounts are limited to those Accounts described on the schedule or schedules attached to this Agreement. (b) "Obligations" means all debts, obligations and liabilities of every kind and character, whether joint or several, contingent or otherwise, of Debtor now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by Secured Party. Debtor and Secured Party specifically contemplate that Debtor may hereafter become further indebted to Secured Party. (c) "Past Due Rate" means the highest nonusurious rate of interest that Secured Party may contract for, charge or receive under applicable law, or 18% if applicable law does not specify such a rate. (d) "Proceeds" means the rights and interests of Debtor in goods; the sale and delivery of which give rise to any Account, including all returned or repossessed goods, and all products and proceeds, in cash or otherwise, of all Collateral. (e) "Security Interest" means the security interests created by this Agreement. (f) "UCC" means the Texas Uniform Commercial Code, as amended from time to time. All terms defined in the UCC are used in this Agreement as defined in the UCC unless otherwise defined in this Agreement.

SECTION 2. CREATION OF SECURITY INTEREST. To secure the payment and performance of the Obligations, Debtor grants to Secured Party a security interest in and assigns to Secured Party all Collateral which Debtor owns or later acquires.

SECTION 3. DEBTOR'S REPRESENTATIONS. (a) Debtor is the sole lawful owner of the Collateral, free and clear of all encumbrances, and has the right and power to transfer the Collateral to Secured Party. No financing statement covering the Collateral, other than in favor of Secured Party, is on file in any public office. (b) This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. (c) The Collateral and the Debtor's use thereof comply with all applicable laws, rules and regulations, and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement. (d) The address set forth above is Debtor's place of business, if Debtor has only one place of business, Debtor's chief executive office, if Debtor has more than one place of business, or Debtor's residence, if Debtor has no place of business.

SECTION 4. DEBTOR'S AGREEMENTS. (a) Debtor will warrant and defend its title to and Secured Party's interest in the Collateral against any adverse claimant. Debtor will promptly take all reasonable and appropriate steps to collect the Collateral. Debtor will not agree to a material modification of the terms of any Account without the written consent of Secured Party. (b) Notwithstanding the security interest in Proceeds granted herein, Debtor will not sell, transfer, assign or otherwise dispose of any interest in the Collateral, except as authorized in this Agreement or in writing by Secured Party, and Debtor will keep the Collateral (including Proceeds) free from unpaid charges, including taxes and assessments, and from all encumbrances other than those in favor of Secured Party. (c) Secured Party may require that Debtor (i) deposit all payments on the Accounts in a special bank account over which Secured Party alone has power of withdrawal, and (ii) direct each account debtor to send remittances to an address designated by Secured Party. Secured Party may hold the funds in the account as security, or apply the funds to pay the Obligations.
(d) Debtor will furnish Secured Party all information Secured Party may request with respect to the Collateral. Debtor will notify Secured Party promptly of any event that could have a material adverse effect on the aggregate value of the Collateral or on the Security Interest, or any change in Debtor's location, name, identity or organizational structure. (e) Debtor will keep accurate books and records regarding the Collateral and will allow Secured Party to inspect and make copies (including electronic copies) of its books and records during regular business hours. Secured Party may make test verifications of the Collateral.

SECTION 5. FURTHER ASSURANCES. Secured Party may file this Agreement or any financing statements wherever Secured Party believes necessary to perfect the Security Interest. A photographic or other reproduction of this Agreement or any financing statement relating to this Agreement will be sufficient as a financing statement. Debtor authorizes Secured Party and irrevocably appoints Secured Party as Debtor's attorney-in-fact to file any financing statement (including any amendments) relating to this Agreement electronically, and Secured Party's transmission of Debtor's name as part of any filing relating to this Agreement will constitute Debtor's signature on the financing statement. Debtor will take such action as Secured Party may at any time require to protect, assure or enforce the Security Interest. Debtor will promptly deliver to Secured Party any part of the Collateral that constitutes instruments, and will make a designation on all of its chattel paper, instruments and negotiable documents to reflect the Security Interest.

SECTION 6. COSTS AND EXPENSES. Debtor will pay, or reimburse Secured Party for, all costs and expenses of every character incurred from time to time in connection with this Agreement (including all modifications and renewals) and the Obligations, including costs and expenses incurred (a) for mortgage or recording taxes, (b) to satisfy any obligation of Debtor under this Agreement or to protect the Collateral, (c) in connection with the evaluation, monitoring or administration of the Obligations or the Collateral (whether or not an Event of Default has occurred), and (d) in connection with the exercise of Secured Party's rights and remedies. Costs and expenses include reasonable fees and expenses of outside counsel and other outside professionals and charges imposed for the services of attorneys and other professionals employed by Secured Party or its affiliates. Any amount owing under this Section will be due and payable on demand and will bear interest from the date of expenditure by Secured Party until paid at the Past Due Rate. If any part of the Obligations governed by Chapter 3, 4, 5 or 15 of the Texas Credit Code, this Section is limited to the extent required by these chapters.

SECTION 7. DEFAULT. Each of the following events or conditions is an "Event of Default:" (a) Debtor fails to pay when due (or within any contractually agreed grace period) any of the Obligations; (b) any event occurs that gives Secured Party the immediate right to declare any of the Obligations due and payable in full prior to final maturity; (c) any warranty, represenatation or statement contained in this Agreement or made in connection with this Agreement or any of the Obligations was false or misleading in any respect when made; (d) Debtor violates any covenant, condition or agreement contained in this Agreement or any other document relating to the Obligations; (e) any Collateral is lost, stolen, substantially damaged, destroyed, abandoned, levied upon, seized or attached; or
(f) Debtor conceals or removes any part of the Collateral with intent to hinder, delay or defraud the Secured Party. After an Event of Default occurs, Secured Party may, without notice to any person, declare the Obligations to be immediately due and payable. Debtor WAIVES demand, presentment and all notices, including without limitation notice of dishonor and default, notice of intent to accelerate and notice of acceleration.

SECTION 8. SECURED PARTY'S RIGHTS AND REMEDIES. After an Event of Default occurs, Secured Party will have all rights and remedies of a secured party after default under the UCC and other applicable law. Secured Party may, without waving any default, do anything Debtor is required to do by this Agreement and fails to do. Secured Party may require Debtor to assemble the Collateral and make it available at a reasonably convenient place Secured Party designates. Except for the safe custody of any Collateral in its possession and accounting for moneys actually received by it, Secured Party will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Debtor irrevocably appoints Secured Party Debtor's attorney-in-fact to endorse any checks or other instruments included in the Collateral, or to take any other action to enforce, collect or compromise the Collateral. Secured Party is not required to take possession of any Collateral prior to any sale, nor to have any Collateral present at any sale. Secured Party may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Secured Party, Secured Party may make a subsequent sale of the same Collateral. Any bill of sale or other instrument evidencing any foreclosure sale will be prima facie evidence of factual matters stated or recited therein. If a sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonable, but Secured Party will have no obligation to advertise or to sell Collateral on credit. Written notice to Debtor mailed 10 days prior to public or private sale is reasonable notice. By exercising its rights, Secured Party will not become liable for, and Debtor will not be released from, any of Debtor's duties or obligations under the contracts and agreement included in the Collateral. Secured Party may purchase Collateral at any public sale, and may credit the purchase price against the Obligations. All remedies in this Agreement are cumulative of any and all other legal, equitable or contractual remedies available to Secured Party. Debtor WAIVES any rights to a marshalling of assets or sale in inverse order of alienation, and any rights to notice except as provided in the UCC.

SECTION 9. ADDITIONAL AGREEMENTS. (a) This Agreement will remain in effect until Secured Party executes and delivers to Debtor a written termination statement.
(b) No modification or waiver of the terms of this Agreement will be effective unless in writing and signed by Secured Party. Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party's failure to exercise or delay in exercising any right under this Agreement will not operate as a waiver of such right. No single or partial exercise of any right under this Agreement will preclude any other or further exercise of that right or any other right. (c) Any notice required or permitted under this Agreement will be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. (d) If any provision of this Agreement is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Agreement to any other person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. (e) If more than one person executes this Agreement as Debtor, their obligations under this Agreement are joint and several, and the term Collateral includes any property described in Section 1 that is owned by any Debtor individually or jointly with any other Debtor and the term "Obligations" includes both several and joint obligations of each Debtor. (f) The section headings in this Agreement are for convenience only and shall not be considered in construing this Agreement. (g) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will constitute one and the same agreement. (h) This Agreement benefits the Secured Party and its successors and assigns and is binding on Debtor and its heirs, legal representatives, successors and assigns. (i) If any of the Obligations are subject to Chapter 3, 4, 5 or 15 of the Texas Credit Code or Regulation AA of the Board of Governors of the Federal Reserve System (collectively, the "Consumer Restrictions"), (1) nothing in this Agreement waives any rights which cannot be legally waived under the Consumer Restrictions, and (2) the Collateral does not include any assignment of wages or any non-possessory, non-purchase money security interest in household goods. (j) THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF TEXAS. (k) Secured Party is executing this Agreement for the purpose of acknowledging the following notice, and Secured Party's to execute this Agreement will not invalidate this Agreement.

EXECUTED EFFECTIVE AS OF June 30 1999.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

DEBTOR(S):

COLLEGIATE PACIFIC INC.

BY: /s/ MIKE BLUMENFELD                       TITLE:
- --------------------------------------------------------------------------------

SECURED PARTY: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By: /s/ [ILLEGIBLE]
   -----------------------------------------------------------------------------
Title: VP
      --------------------------------------------------------------------------

             SECURITY AGREEMENT -- ACCOUNTS AND GENERAL INTANGIBLES
                               (THIS "AGREEMENT")

PRODUCT MERCHANDISING, INC.
13950 SENLAC DRIVE, SUITE 200 DALLAS, DALLAS COUNTY, TX 75006
("Debtor"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
712 MAIN HOUSTON TEXAS 77252-2558          ,("Secured Party"), agree as follows:

SECTION 1. DEFINITIONS. (a) "Collateral" means all Accounts and all Proceeds, together with all books and records of Debtor, whether in paper or electronic form, relating to the Collateral. "Accounts" means all accounts, general intangibles, instruments, negotiable documents, chattel paper, deposit accounts and intellectual property. If, but only if, this box [ ] is checked by Secured Party, the Accounts are limited to those Accounts described on the schedule or schedules attached to this Agreement. (b) "Obligations" means all debts, obligations and liabilities of every kind and character, whether joint or several, contingent or otherwise, of Debtor now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by Secured Party. Debtor and Secured Party specifically contemplate that Debtor may hereafter become further indebted to Secured Party. (c) "Past Due Rate" means the highest nonusurious rate of interest that Secured Party may contract for, charge or receive under applicable law, or 18% if applicable law does not specify such a rate. (d) "Proceeds" means the rights and interests of Debtor in goods, the sale and delivery of which give rise to any Account, including all returned or repossessed goods, and all products and proceeds, in cash or otherwise, of all Collateral. (e) "Security Interest" means the security interests created by this Agreement. (f) "UCC" means the Texas Uniform Commercial Code, as amended from time to time. All terms defined in the UCC are used in this Agreement as defined in the UCC unless otherwise defined in this Agreement.

SECTION 2. CREATION OF SECURITY INTEREST. To secure the payment and performance of the Obligations, Debtor grants to Secured Party a security interest in and assigns to Secured Party all Collateral which Debtor owns or later acquires.

SECTION 3. DEBTOR'S REPRESENTATIONS. (a) Debtor is the sole lawful owner of the Collateral, free and clear of all encumbrances, and has the right and power to transfer the Collateral to Secured Party. No financing statement covering the Collateral, other than in favor of Secured Party, is on file in any public office. (b) This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. (c) The Collateral and the Debtor's use thereof comply with all applicable laws, rules and regulations, and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement. (d) The address set forth above is Debtor's place of business, if Debtor has only one place of business, Debtor's chief executive office, if Debtor has more than one place of business, or Debtor's residence, if Debtor has no place of business.

SECTION 4. DEBTOR'S AGREEMENTS. (a) Debtor will warrant and defend its title to and Secured Party's interest in the Collateral against any adverse claimant. Debtor will promptly take all reasonable and appropriate steps to collect the Collateral. Debtor will not agree to a material modification of the terms of any Account without the written consent of Secured Party. (b) Notwithstanding the security interest in Proceeds granted herein, Debtor will not sell, transfer, assign or otherwise dispose of any interest in the Collateral, except as authorized in this Agreement or in writing by Secured Party, and Debtor will keep the Collateral (including Proceeds) free from unpaid charges, including taxes and assessments, and from all encumbrances other than those in favor of Secured Party. (c) Secured Party may require that Debtor (i) deposit all payments on the Accounts in a special bank account over which Secured Party alone has power of withdrawal, and (ii) direct each account debtor to send remittances to an address designated by Secured Party. Secured Party may hold the funds in the account as security, or apply the funds to pay the Obligations.
(d) Debtor will furnish Secured Party all information Secured Party may request with respect to the Collateral. Debtor will notify Secured Party promptly of any event that could have a material adverse effect on the aggregate value of the Collateral or on the Security Interest, or any change in Debtor's location, name, identity or organizational structure. (e) Debtor will keep accurate books and records regarding the Collateral and will allow Secured Party to inspect and make copies (including electronic copies) of its books and records during regular business hours. Secured Party may make test verifications of the Collateral.

SECTION 5. FURTHER ASSURANCES. Secured Party may file this Agreement or any financing statements wherever Secured Party believes necessary to perfect the Security Interest. A photographic or other reproduction of this Agreement or any financing statement relating to this Agreement will be sufficient as a financing statement. Debtor authorizes Secured Party and irrevocably appoints Secured Party as Debtor's attorney-in-fact to file any financing statement (including any amendments) relating to this Agreement electronically, and Secured Party's transmission of Debtor's name as part of any filing relating to this Agreement will constitute Debtor's signature on the financing statement. Debtor will take such action as Secured Party may at any time require to protect, assure or enforce the Security Interest. Debtor will promptly deliver to Secured Party any part of the Collateral that constitutes instruments, and will make a designation on all of its chattel paper, instruments and negotiable documents to reflect the Security Interest.

SECTION 6. COSTS AND EXPENSES. Debtor will pay, or reimburse Secured Party for, all costs and expenses of every character incurred from time to time in connection with this Agreement (including all modifications and renewals) and the Obligations, including costs and expenses incurred (a) for mortgage or recording taxes, (b) to satisfy any obligation of Debtor under this Agreement or to protect the Collateral, (c) in connection with the evaluation, monitoring or administration of the Obligations or the Collateral (whether or not an Event of Default has occurred), and (d) in connection with the exercise of Secured Party's rights and remedies. Costs and expenses include reasonable fees and expenses of outside counsel and other outside professionals and charges imposed for the services of attorneys and other professionals employed by Secured Party or its affiliates. Any amount owing under this Section will be due and payable on demand and will bear interest from the date of expenditure by Secured Party until paid at the Past Due Rate. If any part of the Obligations is governed by Chapter 3, 4, 5 or 15 of the Texas Credit Code, this Section is limited to the extent required by these chapters.

SECTION 7. DEFAULT. Each of the following events or conditions is an "Event of Default:" (a) Debtor fails to pay when due (or within any contractually agreed grace period) any of the Obligations; (b) any event occurs that gives Secured Party the immediate right to declare any of the Obligations due and payable in full prior to final maturity; (c) any warranty, represenatation or statement contained in this Agreement or made in connection with this Agreement or any of the Obligations was false or misleading in any respect when made; (d) Debtor violates any covenant, condition or agreement contained in this Agreement or any other document relating to the Obligations; (e) any Collateral is lost, stolen, substantially damaged, destroyed, abandoned, levied upon, seized or attached; or
(f) Debtor conceals or removes any part of the Collateral with intent to hinder, delay or defraud the Secured Party. After an Event of Default occurs, Secured Party may, without notice to any person, declare the Obligations to be immediately due and payable. Debtor WAIVES demand, presentment and all notices, including without limitation notice of dishonor and default, notice of intent to accelerate and notice of acceleration.

SECTION 8. SECURED PARTY'S RIGHTS AND REMEDIES. After an Event of Default occurs, Secured Party will have all rights and remedies of a secured party after default under the UCC and other applicable law. Secured Party may, without waving any default, do anything Debtor is required to do by this Agreement and fails to do. Secured Party may require Debtor to assemble the Collateral and make it available at a reasonably convenient place Secured Party designates. Except for the safe custody of any Collateral in its possession and accounting for moneys actually received by it, Secured Party will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Debtor irrevocably appoints Secured Party Debtor's attorney-in-fact to endorse any checks or other instruments included in the Collateral, or to take any other action to enforce, collect or compromise the Collateral. Secured Party is not required to take possession of any Collateral prior to any sale, nor to have any Collateral present at any sale. Secured Party may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Secured Party, Secured Party may make a subsequent sale of the same Collateral. Any bill of sale or other instrument evidencing any foreclosure sale will be prima facie evidence of factual matters stated or recited therein. If a sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonable, but Secured Party will have no obligation to advertise or to sell Collateral on credit. Written notice to Debtor mailed 10 days prior to public or private sale is reasonable notice. By exercising its rights, Secured Party will not become liable for, and Debtor will not be released from, any of Debtor's duties or obligations under the contracts and agreement included in the Collateral. Secured Party may purchase Collateral at any public sale, and may credit the purchase price against the Obligations. All remedies in this Agreement are cumulative of any and all other legal, equitable or contractual remedies available to Secured Party. Debtor WAIVES any rights to a marshalling of assets or sale in inverse order of alienation, and any rights to notice except as provided in the UCC.

SECTION 9. ADDITIONAL AGREEMENTS. (a) This Agreement will remain in effect until Secured Party executes and delivers to Debtor a written termination statement.
(b) No modification or waiver of the terms of this Agreement will be effective unless in writing and signed by Secured Party. Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party's failure to exercise or delay in exercising any right under this Agreement will not operate as a waiver of such right. No single or partial exercise of any right under this Agreement will preclude any other or further exercise of that right or any other right. (c) Any notice required or permitted under this Agreement will be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive.
(d) If any provision of this Agreement is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Agreement to any other person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. (e) If more than one person executes this Agreement as Debtor, their obligations under this Agreement are joint and several, and the term Collateral includes any property described in Section 1 that is owned by any Debtor individually or jointly with any other Debtor and the term "Obligations" includes both several and joint obligations of each Debtor. (f) The section headings in this Agreement are for convenience only and shall not be considered in construing this Agreement. (g) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will constitute one and the same agreement. (h) This Agreement benefits the Secured Party and its successors and assigns and is binding on Debtor and its heirs, legal representatives, successors and assigns (i) If any of the Obligations are subject to Chapter 3, 4, 5 or 15 of the Texas Credit Code or Regulation AA of the Board of Governors of the Federal Reserve System (collectively, the "Consumer Restrictions"), (1) nothing in this Agreement waives any rights which cannot be legally waived under the Consumer Restrictions, and (2) the Collateral does not include any assignment of wages or any non-possessory, non-purchase money security interest in household goods. (j) THIS AGREEMENT IS GOVERNED BY THE LAWS OF THE STATE OF TEXAS. (k) Secured Party is executing this Agreement for the purpose of acknowledging the following notice, and Secured Party's to execute this Agreement will not invalidate this Agreement.

EXECUTED EFFECTIVE AS OF June 30, 1999.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

DEBTOR(S):

PRODUCT MERCHANDISING, INC.

BY: /s/ MIKE BLUMENFELD                TITLE:
   -----------------------------------------------------------------------------

SECURED PARTY: CHASE BANK OF TEXAS, NATIONAL  ASSOCIATION

By: /s/ [ILLEGIBLE]
   -----------------------------------------------------------------------------

Title: VP
      --------------------------------------------------------------------------

                                     ANNEX A
                                       TO
             SECURITY AGREEMENT -- ACCOUNTS AND GENERAL INTANGIBLES
                                (THE "AGREEMENT")

between  PRODUCT MERCHANDISING, INC.
                                                                 ("Debtor") and

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                     ("Secured Party"),
dated June 30, 1999

THIS ANNEX A is attached to and made a part of the Agreement.

1. "Obligations" for purposes of the Agreement means all debts, obligations and liabilities of every kind and character of Debtor or of COLLEGIATE PACIFIC INC.

     (whether one or more, "Borrower"), whether joint or several, contingent or otherwise, now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by Secured Party. If more than one person is listed as Borrower, the term "Obligations" includes both several and joint obligations of each Borrower. Debtor and Secured Party specifically contemplate that Borrower may hereafter become further indebted to Secured Party.

2. "Debtor" means Debtor, Borrower or both, as appropriate, in Section 7 of the Agreement.

3. Written notice mailed to Borrower 10 days prior to public or private sale of the Collateral is reasonable notice.

EXECUTED EFFECTIVE AS OF June 30, 1999.

DEBTOR(S):

PRODUCT MERCHANDISING, INC.

BY: /s/ MIKE BLUMENFELD                     TITLE:
   -----------------------------------------------------------------------------

SECURED PARTY: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

By: /s/ [ILLEGIBLE]
   -----------------------------------------------------------------------------

Title:  VP
      --------------------------------------------------------------------------

                          CONTINUING UNLIMITED GUARANTY
                                (THIS "GUARANTY")

1. Guaranty. The undersigned Guarantor (jointly and severally if more than one) agrees to pay
     CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

     herein called "Lender" at
     712 MAIN HOUSTON TEXAS 77252-2558

     or such other address as Lender designates, when due or declared due, the Guaranteed Indebtedness. This Guaranty is an unconditional, absolute and continuing guaranty of payment and performance and not of collection. "Guaranteed Indebtedness" means all debts, obligations, and liabilities of every kind and character, whether joint or several, contingent or otherwise, of

      COLLEGIATE PACIFIC INC.

     (together with its successors, "Borrower") now or hereafter existing in favor of Lender, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract, or depository service contract, whether payable to Lender or to a third party and subsequently acquired by Lender. Guarantor and Lender specifically contemplate that Borrower may hereafter become further indebted to Lender. Guaranteed Indebtedness includes any post-petition interest and expenses (including, but not limited to, attorneys' fees) whether or not allowed as a claim against Borrower under any bankruptcy, insolvency, or other similar law. All Guaranteed Indebtedness is conclusively presumed to have been made or acquired in reliance on this Guaranty. This Guaranty does not in any way cancel, amend, discharge or limit any other guaranty executed by Guarantor in favor of Lender. "Loan Documents" means any document or instrument evidencing, securing or executed in connection with Guaranteed Indebtedness.

2. Termination of Guaranty. This Guaranty will continue to be in effect until final payment in full of the Guaranteed Indebtedness. Any Guarantor may terminate its liability for Guaranteed Indebtedness not in existence (whether by advance, commitment or otherwise) by delivering written notice to Lender, to be effective 5 business days after received under written receipt of Lender. After termination of this Guaranty, Guarantor will continue to be liable for all Guaranteed Indebtedness existing on the effective date of termination, and for all Guaranteed Indebtedness arising under any written agreement to make loans or extensions of credit entered into between Lender and Borrower prior to the effective date of termination (whether or not Lender is contractually obligated to make the loans or extensions of credit).

3. Continuation and Reinstatement of Guaranty. If any petition or other action is filed by or against Borrower under the Bankruptcy Code or any other law relating to liquidation, insolvency or reorganization of debtors, or any other proceeding involving the estate or assets of the Guarantor, this Guaranty will remain effective or be reinstated, as the case may be (even if the Guaranteed Indebtedness has been paid in full), with respect to any payments or transfer of assets with respect to Guaranteed Indebtedness, to the extent such payment or transfers are or may be voidable or otherwise subject to rescission or return as preferential transfer, fraudulent conveyance or otherwise.

4. Changes to Guaranteed Indebtedness. Guarantor authorizes Lender, without notice, consent or demand, before and after termination of this Guaranty, without affecting Guarantor's liability hereunder: to take and hold security for the payment of this Guaranty and/or the Guaranteed Indebtedness, and exchange, enforce, foreclose, waive and release any security and to apply the proceeds of such security as Lender in its discretion determines; to obtain a guaranty of the indebtedness from any one or more other persons or entities whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other persons or entities from their obligations under such guaranties; and to extend, rearrange, supplement, modify, settle, compromise, discharge or subordinate any of the Guaranteed Indebtedness.

5. Unenforceability or Uncollectibility of the Guaranteed Indebtedness. Guarantor will remain liable for the Guaranteed Indebtedness even though the Guaranteed Indebtedness may be unenforceable against or uncollectible from the Borrower or any other person due to incapacity, lack of power or authority, discharge, or for any reason whatsoever.

6. Guarantor Reporting. Guarantor will furnish to Lender such financial statements and other information relating to the financial condition, properties and affairs of Guarantor as Lender requests from time to time.

7. Right of Offset. Guarantor grants to Lender a right of setoff against every deposit account and all personal property in Lender's possession, whether tangible or intangible, and any claim of Guarantor (whether individual, joint, several or otherwise) against Lender, now or hereafter existing. This right of setoff is not exclusive. In addition to Lender's right of setoff and as further security for this Guaranty and the Guaranteed Indebtedness, Guarantor hereby grants Lender a security interest in all deposits and all other accounts and property of Guarantor now or hereafter on deposit with or held by Lender and all other sums at any time credited by or owing from Lender to Guarantor. These rights and remedies of Lender are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

8. Automatic Acceleration. Guarantor agrees that if the maturity of any Guaranteed Indebtedness is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty without demand on or notice to Guarantor.

9. Waivers of Guarantor. Guarantor waives (i) diligence and promptness in preserving liability of any person on Guaranteed Indebtedness, and in collecting or bringing suit to collect Guaranteed Indebtedness; (ii) all rights of Guarantor under Rule 31, Texas Rules of Civil Procedure, or Chapter 34 of the Texas Business and Commerce Code, or Section 17.001 of the Texas Civil Practice and Remedies Code; (iii) to the extent Guarantor is subject to the Texas Revised Partnership Act ("TRPA"), compliance by Lender with Section 3.05(d) of TRPA; (iv) protest; (v) notice of extensions, renewals, modifications, rearrangements and substitutions of Guaranteed Indebtedness; (vi) notice of acceptance of this agreement, creation of Guaranteed Indebtedness, failure to pay Guaranteed Indebtedness as it matures, any other default, adverse change in Borrower's financial condition, release or substitution of collateral, subordination of Lender's rights in any collateral, and every other notice of every kind. If any part of the Guaranteed Indebtedness is secured by an interest in real property ("Real Property"), and such interest is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Guarantor agrees that notwithstanding the provisions of Section 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time), and to the extent permitted by law, Lender may seek a deficiency judgment from Guarantor and any other party obligated on the Guaranteed Indebtedness equal to the difference between the amount owing the Guaranteed Indebtedness and the amount for which the Real Property was sold at judicial or nonjudicial foreclosure sale. Guarantor irrevocably waives and shall not seek to enforce or collect upon any rights which it now has or may acquire against the Borrower, either by way of subrogation, indemnity, reimbursement or contribution, for any amount paid under this Guaranty or by way of any other obligations of the Borrower to Guarantor until 91 days after the Guaranteed Indebtedness is paid in full.

10. Representations and Agreements. This Guaranty constitutes a legal, valid, binding obligation of and is enforceable against Guarantor. Guarantor has filed all federal and state tax returns which are required to be filed, and has paid all due and payable taxes and assessments against the property and income of Guarantor. Guarantor has determined that this Guaranty will benefit Guarantor directly or indirectly. The value of the consideration received by Guarantor is reasonably worth at least as much as its liability hereunder and is fair and reasonably equivalent value for this Guaranty. No material adverse change has occurred in Guarantor's financial condition or business operations reflected in the last financial statement and application for credit provided to Lender. Guarantor has not relied and is not relying on Lender to provide to Guarantor information regarding Borrower's assets or financial condition and Lender has no duty to provide such information.

11. Applicable Law and Venue. This Guaranty is governed by Texas law. If any provision of this Guaranty is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Guaranty. GUARANTOR AND LENDER AGREE THAT THIS GUARANTY WILL BE PERFORMED IN THE COUNTY IN WHICH LENDER'S PRINCIPAL OFFICE IN TEXAS IS LOCATED, AND THAT SUCH COUNTY IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE GUARANTOR OR LENDER, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST GUARANTOR MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW GUARANTOR HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. GUARANTOR AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. LENDER MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

12. Notice. Any notice required or permitted under this Guaranty must be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Guaranty, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. Notice of terminations, as provided in Section 2, will not be deemed given until actually received by a commercial lending officer with the rank of Vice President or above at the address of Lender shown in this Guaranty.

13. Costs and Expenses. To the extent permitted by applicable law, Guarantor will pay on demand all attorneys' fees and all other costs and expenses incurred by Lender in connection with the preparation, administration, enforcement, or collection of this Guaranty including but not limited to Lender's standard Documentation Preparation and Processing fees.

14. Miscellaneous. This Guaranty binds each Guarantor and its successors and assigns and benefits Lender. The term "Lender" also includes all successors and assigns of Lender. Guarantor may not assign its obligations under this Guaranty without the prior written consent of Lender. This Guaranty may be executed in multiple counterparts, and each counterpart will be deemed an original, without the need to produce any counterpart other than the one to be enforced. Any gender designation used herein includes all genders and the singular number includes the plural. Lender's delay or failure to exercise its rights is not a waiver of those rights. This Guaranty may not be amended except in a writing signed by an authorized officer of Lender and no waiver will be effective unless it is in writing. Any waiver is applicable only for the specific situation for which it is given.



THIS GUARANTY is executed as of June 30, 1999.

THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO GUARANTOR'S GUARANTY OF GUARANTEED INDEBTEDNESS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS GUARANTY.

THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER.

GUARANTOR:

PRODUCT MERCHANDISING, INC.


BY: /s/ MIKE BLUMENFELD                TITLE:
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ADDRESS OF
GUARANTOR:  7226 JOHN SILVER
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SARASOTA, SARASOTA COUNTY, FL 34231
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LENDER: (Lender's signature is provided as its acknowledgement of the above as the final written agreement between the parties.)

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

BY: /s/ [ILLEGIBLE]
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TITLE: VP
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